UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2021

Date of reporting period:	June 1, 2020 — May 31, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Mortgage Opportunities Fund

Annual report
5 | 31 | 21

FUND SYMBOL
CLASS A
PMORX

Putnam
Mortgage Opportunities
Fund

Annual report
5 | 31 | 21

Message from the Trustees

July 14, 2021

Dear Fellow Shareholder:

This summer, the economy is in a much different condition than a year ago, or even six months ago. Most states have lifted the Covid-19 pandemic-related restrictions, and U.S. gross domestic product has returned nearly to pre-2020 levels. However, the global economy is a different story. Beyond our shores, many nations lag the United States in vaccination rates and business activity.

While there are reasons to feel some relief, it’s important to recognize what may be a new normal. Many changes hastened by the pandemic could be lasting. Dynamic, well-managed companies have adapted to seize new, more sustainable growth opportunities.

An active investment philosophy is well suited to this time. Putnam’s research teams are analyzing the fundamentals of what has stayed the same and what has changed to uncover valuable investment insights and potential risks.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. Performance for class A shares before their inception (7/1/19) is derived from the historical performance of class I shares and has been adjusted for the higher operating expenses for class A shares. See below and pages 7–9 for additional performance information. For the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

All Bloomberg Barclays indices provided by Bloomberg Index Services Limited.

Lipper peer group average provided by Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 5/31/21. See above and pages 7–9 for additional fund performance information. Index descriptions can be found on page 12.

All Bloomberg Barclays indices provided by Bloomberg Index Services Limited.

2 Mortgage Opportunities Fund

Brett, what was the fund’s investment environment like during the period?

The first half of the period was a continuation of the recovery from the unprecedented market volatility we saw as the Covid-19 pandemic unfolded. As 2020 came to a close, news of multiple vaccines fueled hopes of returning to more normalcy in the economy, markets, and society in 2021. Early in the new year, widespread vaccine distribution bolstered investor optimism about the strength of the economic recovery. A $1.9 trillion aid package signed into law by President Biden in early March provided a further boost to market sentiment. Reflecting the country’s emergence from the Covid-induced recession, the Commerce Department announced in April that U.S. gross domestic product [GDP] grew at a 6.4% seasonally adjusted annual rate in the first quarter of 2021. Forecasts for second-quarter GDP growth are even stronger. Meanwhile, corporate earnings growth for 2021’s first quarter topped consensus forecasts by a sizable margin.

Within this environment, the market sectors that the fund focuses on, including agency credit-risk transfer securities [CRTs] and commercial mortgage-backed securities [CMBS], generally performed well.

Would you remind us of the fund’s investment process?

The fund focuses on securitized mortgage sectors, seeking to capitalize on the different risk-adjusted return opportunities that we believe are available in those areas of the market. We emphasize agency collateralized mortgage obligations [CMOs], CMBS, and residential mortgage-backed securities [RMBS]. Exposure to these sectors allows us to diversify the fund’s risk across mortgage prepayment, commercial mortgage, and residential

Mortgage Opportunities Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 5/31/21. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value (non-cash investments) of certain derivatives (the economic value for purposes of calculating periodic payment obligations), including to-be-announced (TBA) commitments, if any, in addition to the market value of securities. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 5/31/21. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

4 Mortgage Opportunities Fund

credit dynamics. In addition, we expect to use various derivatives and agency pass-throughs to hedge interest-rate and other risks within our CMO holdings. We will also use derivatives for non-hedging purposes, such as gaining or adjusting our exposure to mortgage-backed investments.

Which holdings and strategies had the greatest influence on the fund’s performance during the period?

Mortgage credit holdings added the most value for the period, led by the fund’s positions in agency CRTs, which are part of the fund’s RMBS allocation. Agency CRTs generated exceptionally strong performance in June 2020, boosted by improving market sentiment and reduced uncertainty about the effect that a government-mandated mortgage-forbearance program would have on CRT cash flows. CRT spreads tightened throughout most of the period, fueled by housing-related Covid-19 government policy measures, housing market strength, and optimism about the reopening of the economy.

Within CMBS, the fund’s cash bonds, as well as synthetic exposure via CMBX, also contributed, aided by the lifting of broad restrictions on public gatherings across the country. [CMBX is a group of tradeable indexes that each reference a basket of 25 CMBS issued in a particular year.] Although certain property types, such as hotels and malls, continue to face greater economic risk, we have seen substantial improvement in these market segments recently.

Strategies targeting prepayment risk provided a further lift to fund performance, driven by the fund’s mortgage-basis positioning. This strategy reflects our view on the yield differential between prevailing mortgage rates and U.S. Treasuries. It added value as spreads on agency pass-throughs tightened.

On the downside, negative results from positions in agency interest-only [IO] CMOs, inverse IOs, and home-equity conversion mortgage [HECM] IOs partially offset the contribution from the fund’s mortgage-basis positioning. Spreads on IO CMOs and inverse IOs widened meaningfully in April and May, as mortgage providers stepped up efforts to attract borrowers who had not refinanced their loans. Meanwhile, prepayments of the reverse mortgages underlying HECM IOs rose amid increased refinancing activity late last year.

How did you use derivatives during the period?

We used CMBX credit default swaps to hedge the fund’s CMBS credit and market risks, and to gain access to specific areas of the market. We used interest-rate swaps and options to hedge the risks inherent in the fund’s duration and yield-curve positioning, to isolate the prepayment risk associated with the fund’s CMO holdings, and to help manage overall downside risk.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

What are your current views on the various sectors in which the fund invests?

Overall, we believe the environment for risk assets remains generally supportive. Our optimism is grounded in the rapidly growing percentage of Americans receiving Covid-19 vaccines, along with continued government stimulus.

In the CMBS market, we believe there are attractive risk-adjusted investment opportunities available amid an improving fundamental backdrop. In our view, borrowers with access to capital will continue to make investments in properties that were performing well before the pandemic hampered their revenue streams.

Near-term inflation expectations are significantly higher than they were prior to the pandemic. We think commercial properties can better absorb inflation pressures compared with other market sectors, such as corporate credit. Consequently, if inflation rises, we believe areas of the CMBS market may offer compelling relative-value opportunities.

Within residential mortgage credit, given low mortgage rates, high demand, and a declining inventory of available homes, we think home prices are likely to continue rising. Even with tighter spreads, we have continued to find value in investment-grade securities

Mortgage Opportunities Fund 5

backed by non-agency residential loans, along with legacy RMBS and lower-quality segments of the agency CRT market.

We believe prepayment-sensitive areas of the market serve as important sources of diversification for the fund. To us, the prepayment sector offers potential benefits in the event of an economic slowdown, changes in fiscal policy, and/or rising interest rates. In our view, many prepayment-sensitive investments offer attractive risk-adjusted return potential at current price levels. In terms of investment selection, we are focused on securities backed by reverse mortgages, jumbo loans, and more seasoned collateral.

Thanks for your time and for bringing us up to date, Brett.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

While fund assets and the number of shares outstanding declined during the period, income earned by the portfolio remained relatively consistent. As a result, the fund’s monthly dividend per class A share was increased from $0.025 to $0.033 effective February 2021. Similar increases were made to other share classes.

6 Mortgage Opportunities Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2021, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Institutional Investors section at putnam.com (class I), Individual Investors section at putnam.com (classes A, C, R6, and Y), or call Putnam at 1-800-487-0024. Class R6 and I shares are not available to all investors. See the Terms and definitions section in this report for the definition of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/21

	Life of fund	Annual average	5 years	Annual average	3 years	Annual average	1 year
Class A (7/1/19)
Before sales charge	16.39%	2.50%	19.53%	3.63%	2.42%	0.80%	8.19%
After sales charge	11.73	1.82	14.75	2.79	–1.68	–0.56	3.86
Class C (7/1/19)
Before CDSC	11.26	1.75	15.32	2.89	0.34	0.11	7.48
After CDSC	11.26	1.75	15.32	2.89	0.34	0.11	6.48
Class I (4/7/15)
Net asset value	19.20	2.90	21.90	4.04	3.62	1.19	8.58
Class R6 (6/1/20)
Net asset value	18.93	2.86	21.74	4.01	3.49	1.15	8.56
Class Y (7/1/19)
Net asset value	18.25	2.76	21.13	3.91	3.21	1.06	8.46

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. After-sales-charge returns for class A shares reflect the deduction of the maximum 4.00% sales charge, levied at the time of purchase. Class C share returns after CDSC reflect a 1% CDSC the first year that is eliminated thereafter. Class I, R6, and Y shares have no initial sales charge or CDSC. Performance for class A, C, R6, and Y shares before their inception is derived from the historical performance of class I shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares.

For the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 5/31/21

	Life of fund	Annual average	5 years	Annual average	3 years	Annual average	1 year
ICE BofA U.S. Treasury
Bill Index	6.38%	1.01%	6.17%	1.20%	4.42%	1.45%	0.12%
Bloomberg Barclays
U.S. MBS Index	15.75	2.41	12.82	2.44	11.87	3.81	–0.47
Lipper Absolute Return
Funds category average*	18.85	2.68	23.85	4.12	12.78	3.83	12.06

Index and Lipper results should be compared with fund performance at net asset value.

All Bloomberg Barclays indices provided by Bloomberg Index Services Limited.

Lipper peer group average provided by Lipper, a Refinitiv company.

* Over the 1-year, 3-year, 5-year, and life-of-fund periods ended 5/31/21, there were 149, 136, 117, and 104 funds, respectively, in this Lipper category.

Mortgage Opportunities Fund 7

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s Class C shares would have been valued at $11,126, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s I, R6, and Y shares would have been valued at $11,920, $11,893, and $11,825, respectively.

All Bloomberg Barclays indices provided by Bloomberg Index Services Limited.

Fund price and distribution information For the 12-month period ended 5/31/21

Distributions	Class A		Class C	Class I	Class R6	Class Y
Number	12		12	12	12	12
Income	$0.326088		$0.255370	$0.350643	$0.348678	$0.349661
Capital gains	—		—	—	—	—
Return of capital*	0.005912		0.004630	0.006357	0.006322	0.006339
Total	$0.332000		$0.260000	$0.357000	$0.355000	$0.356000
	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value
5/31/20	$9.01	$9.39	$9.01	$9.02	—	$9.02
6/1/20†	—	—	—	—	$9.02	—
5/31/21	9.41	9.80	9.42	9.43	9.43	9.42
	Before	After	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value
Current dividend rate[1]	4.21%	4.04%	3.44%	4.58%	4.45%	4.46%
Current 30-day SEC yield
(with expense limitation)[2,3]	N/A	4.19	3.43	4.48	4.44	4.44
Current 30-day
SEC yield (without
expense limitation)[3]	N/A	3.91	3.16	4.21	4.17	4.16

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* See page 52.

† Inception date of R6 shares.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

8 Mortgage Opportunities Fund

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/21

	Life of fund	Annual average	5 years	Annual average	3 years	Annual average	1 year
Class A (7/1/19)
Before sales charge	15.43%	2.33%	19.04%	3.55%	0.92%	0.31%	4.01%
After sales charge	10.81	1.66	14.28	2.71	–3.12	–1.05	–0.15
Class C (7/1/19)
Before CDSC	10.27	1.58	14.77	2.79	–1.27	–0.43	3.34
After CDSC	10.27	1.58	14.77	2.79	–1.27	–0.43	2.34
Class I (4/7/15)
Net asset value	18.12	2.71	21.18	3.92	1.92	0.63	4.28
Class R6 (6/1/20)
Net asset value	17.86	2.67	21.02	3.89	1.80	0.60	4.27
Class Y (7/1/19)
Net asset value	17.30	2.59	20.54	3.81	1.63	0.54	4.27

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class C	Class I	Class R6	Class Y
Net expenses for the fiscal year
ended 5/31/20*	0.79%**	1.54%**	0.48%	0.52%‡	0.54%**
Total annual operating expenses for the fiscal
year ended 5/31/20	1.01%**	1.76%**	0.70%	0.74%‡	0.76%**
Annualized expense ratio for the six-month
period ended 5/31/21†	0.76%	1.51%	0.47%	0.51%	0.50%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 9/30/21.

† Expense ratios for each class, except for those that started up during the six-month period, are for the fund’s most recent fiscal half year. For a new class, the ratio is for the period from the inception date of the class to 5/31/21. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

‡ Other expenses are based on expenses of class Y shares, restated to reflect the lower investor servicing fees applicable to class R6 shares.

** Other expenses shown have been annualized.

Mortgage Opportunities Fund 9

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class from 12/1/20 to 5/31/21. For a new class, the expenses shown are for the period from the inception date of the class to 5/31/21. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The table also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class C	Class I	Class R6	Class Y
Expenses paid per $1,000*†	$3.84	$7.62	$2.38	$2.57	$2.53
Ending value (after expenses)	$1,025.70	$1,022.80	$1,028.20	$1,028.10	$1,027.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/21, or in the case of a new class, the average net assets of the class from the inception date for the class to 5/31/21. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 5/31/21, use the following calculation method. To find the value of your investment on 12/1/20, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class C	Class I	Class R6	Class Y
Expenses paid per $1,000*†	$3.83	$7.59	$2.37	$2.57	$2.52
Ending value (after expenses)	$1,021.14	$1,017.40	$1,022.59	$1,022.39	$1,022.44

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/21, or in the case of a new class, the average net assets of the class from the inception date for the class to 5/31/21. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

10 Mortgage Opportunities Fund

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography (such as a region of the United States), industry, or sector, such as the housing or real estate markets. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings or in relevant markets. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Mortgage- and asset-backed securities are subject to prepayment risk and the risk that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. The fund’s investments in mortgage-backed securities and asset-backed securities, and in certain other securities and derivatives, may be or become illiquid. The fund’s concentration in an industry group comprising privately issued residential and commercial mortgage-backed securities and mortgage-backed securities issued or guaranteed by the U.S. government or its agencies or instrumentalities may make the fund’s net asset value more susceptible to economic, market, political, and other developments affecting the housing or real estate markets and the servicing of mortgage loans secured by real estate properties. The fund currently has significant investment exposure to commercial mortgage-backed securities, which, during periods of difficult economic conditions, may experience an increase in delinquencies and losses as a result of the effects of those conditions on commercial real estate markets, the ability of commercial tenants to make loan payments, and the ability of a property to attract and retain commercial tenants. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Our use of short selling may result in losses if the securities appreciate in value. Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

Mortgage Opportunities Fund 11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions and are calculated by dividing the net assets of the fund’s shares by the number of outstanding fund shares.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales charge performance figures shown here assume the 4.00% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class C shares and assumes redemption at the end of the period. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class I shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to institutional clients and other investors who meet minimum investment requirements.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and approved clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency credit-risk transfer security (CRT) is backed by a reference pool of agency mortgages. Unlike a regular agency pass-through, the principal invested in a CRT is not backed by a U.S. government agency. To compensate investors for this risk, a CRT typically offers a higher yield than conventional pass-through securities. Similar to a CMBS, a CRT is structured into various tranches for investors, offering different levels of risk and yield based on the underlying reference pool.

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

° Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Bloomberg Barclays U.S. MBS Index is an unmanaged index that tracks the performance of mortgage-backed pass-through securities guaranteed by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

CMBX Index is an unmanaged index that tracks the performance of a basket of CMBS issued in a particular year.

ICE BofA (Intercontinental Exchange Bank of America) U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

12 Mortgage Opportunities Fund

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or limited, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2021, Putnam employees had approximately $579,000,000 and the Trustees had approximately $81,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2021. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2020 through December 2020. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2020. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

Mortgage Opportunities Fund 13

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

14 Mortgage Opportunities Fund

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Mortgage Opportunities Fund 15

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Funds Trust and Shareholders of
Putnam Mortgage Opportunities Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Mortgage Opportunities Fund (one of the funds constituting Putnam Funds Trust, referred to hereafter as the “Fund”) as of May 31, 2021, the related statement of operations for the year ended May 31, 2021, the statement of changes in net assets for each of the two years in the period ended May 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 14, 2021

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

16 Mortgage Opportunities Fund

The fund’s portfolio 5/31/21

MORTGAGE-BACKED SECURITIES (73.5%)*	Principal amount	Value
Agency collateralized mortgage obligations (35.0%)
Federal Home Loan Mortgage Corporation
REMICs Ser. 4451, Class CI, IO, 7.00%, 3/15/45	$805,006	$178,420
REMICs IFB Ser. 3829, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.95%), 6.849%, 3/15/41	55,006	11,286
REMICs IFB Ser. 4074, Class KS, IO, ((-1 x 1 Month US LIBOR) + 6.70%), 6.599%, 2/15/41	28,185	2,975
REMICs IFB Ser. 4076, Class MS, IO, ((-1 x 1 Month US LIBOR) + 6.70%), 6.599%, 7/15/40	227,702	17,916
REMICs IFB Ser. 3852, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.65%), 6.549%, 4/15/40	185,703	18,526
REMICs IFB Ser. 3981, Class WS, IO, ((-1 x 1 Month US LIBOR) + 6.55%), 6.449%, 5/15/41	677,110	82,545
REMICs IFB Ser. 4033, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.55%), 6.449%, 10/15/36	229,809	3,639
REMICs IFB Ser. 3346, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.55%), 6.449%, 10/15/33	2,051,479	404,371
REMICs IFB Ser. 4808, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 6.099%, 7/15/48	2,736,999	476,576
REMICs IFB Ser. 4789, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 6.099%, 5/15/48	2,197,204	291,130
REMICs IFB Ser. 4752, Class PS, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 6.099%, 11/15/47	5,069,277	861,777
REMICs IFB Ser. 4990, Class SP, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.008%, 7/25/50	2,592,621	521,004
Strips Ser. 324, Class C21, IO, 6.00%, 6/15/39	623,190	156,484
REMICs IFB Ser. 5057, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.999%, 12/15/48	4,502,890	770,805
REMICs IFB Ser. 4267, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.949%, 5/15/39	52,442	137
REMICs IFB Ser. 4933, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 5.908%, 12/25/49	2,714,606	536,354
REMICs IFB Ser. 4926, Class SP, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 5.908%, 8/25/49	2,215,017	388,270
REMICs IFB Ser. 3984, Class DS, IO, ((-1 x 1 Month US LIBOR) + 5.95%), 5.849%, 1/15/42	360,635	67,013
REMICs Ser. 4560, IO, 5.836%, 5/15/39	1,191,029	215,956
REMICs Ser. 5115, Class IK, IO, 4.50%, 12/25/50	4,471,000	815,614
REMICs Ser. 4127, Class PI, IO, 4.50%, 7/15/42	708,523	68,907
REMICs Ser. 4024, Class PI, IO, 4.50%, 12/15/41	199,453	20,265
REMICs Ser. 3714, Class KI, IO, 4.50%, 11/15/39	98,238	1,567
REMICs Ser. 4707, Class AI, IO, 4.00%, 7/15/47	766,852	91,061
REMICs Ser. 4635, Class PI, IO, 4.00%, 12/15/46	633,181	58,534
REMICs Ser. 4500, Class GI, IO, 4.00%, 8/15/45	34,077	4,451
REMICs Ser. 4425, IO, 4.00%, 1/15/45	234,059	28,087
REMICs Ser. 4452, Class QI, IO, 4.00%, 11/15/44	40,504	5,988
REMICs Ser. 4403, Class CI, IO, 4.00%, 10/15/44	132,627	17,771
REMICs Ser. 4355, Class DI, IO, 4.00%, 3/15/44	11,238	418
REMICs Ser. 4386, Class IL, IO, 4.00%, 12/15/43	372,498	33,301
REMICs Ser. 4299, Class JI, IO, 4.00%, 7/15/43	98,457	6,271
REMICs Ser. 4193, Class PI, IO, 4.00%, 3/15/43	263,273	36,688
REMICs Ser. 4425, Class WI, IO, 4.00%, 3/15/43	244,879	20,594
REMICs Ser. 4386, Class LI, IO, 4.00%, 2/15/43	181,349	10,627
REMICs Ser. 4694, Class GI, IO, 4.00%, 2/15/43	217,740	13,086
REMICs Ser. 4000, Class LI, IO, 4.00%, 2/15/42	26,091	2,581
REMICs Ser. 4015, Class GI, IO, 4.00%, 3/15/27	88,408	7,374
REMICs Ser. 4604, Class QI, IO, 3.50%, 7/15/46	424,491	40,327
REMICs Ser. 4580, Class ID, IO, 3.50%, 8/15/45	47,557	2,660
REMICs Ser. 4560, Class PI, IO, 3.50%, 5/15/45	98,022	7,597
REMICs Ser. 4475, Class CI, IO, 3.50%, 1/15/44	461,276	16,177
REMICs Ser. 4501, Class BI, IO, 3.50%, 10/15/43	14,213	339
REMICs Ser. 4663, Class KI, IO, 3.50%, 11/15/42	22,161	69
REMICs Ser. 4413, Class HI, IO, 3.50%, 3/15/40	89,895	472
REMICs Ser. 3904, Class NI, IO, 3.50%, 8/15/26	266,496	11,470
REMICs Ser. 5023, Class YI, IO, 3.00%, 10/25/50	4,675,469	568,925
REMICs Ser. 4801, Class IG, IO, 3.00%, 6/15/48	363,000	33,537
REMICs Ser. 4134, Class PI, IO, 3.00%, 11/15/42	703,143	70,584
REMICs Ser. 4182, Class PI, IO, 3.00%, 12/15/41	190,604	7,461
REMICs Ser. 4206, Class IP, IO, 3.00%, 12/15/41	44,666	3,139
REMICs Ser. 4550, Class AI, IO, 3.00%, 10/15/40	386,780	13,769
Federal National Mortgage Association
REMICs IFB Ser. 11-4, Class CS, ((-2 x 1 Month US LIBOR) + 12.90%), 12.717%, 5/25/40	11,169	13,626
REMICs IFB Ser. 13-90, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.60%), 6.508%, 9/25/43	445,065	93,240
REMICs IFB Ser. 12-36, Class SN, IO, ((-1 x 1 Month US LIBOR) + 6.45%), 6.358%, 4/25/42	107,267	16,902
REMICs IFB Ser. 10-35, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.40%), 6.308%, 4/25/40	106,082	21,567

Mortgage Opportunities Fund 17

MORTGAGE-BACKED SECURITIES (73.5%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs IFB Ser. 18-36, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.25%), 6.158%, 6/25/48	$2,121,716	$424,395
REMICs IFB Ser. 13-41, Class SP, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 6.108%, 6/25/40	22,380	769
REMICs IFB Ser. 19-18, Class SH, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 6.058%, 5/25/49	4,135,448	754,719
REMICs IFB Ser. 19-18, Class SL, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.008%, 5/25/49	4,485,247	728,853
REMICs IFB Ser. 19-17, Class JS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.008%, 4/25/49	2,503,835	582,074
REMICs IFB Ser. 16-83, Class BS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.008%, 11/25/46	1,373,363	277,593
REMICs IFB Ser. 16-85, Class SL, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.008%, 11/25/46	3,529,698	697,115
REMICs IFB Ser. 16-65, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.008%, 9/25/46	996,604	192,521
REMICs IFB Ser. 16-78, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.008%, 5/25/39	2,869,222	540,372
REMICs Ser. 17-8, IO, 6.00%, 2/25/47	628,476	153,757
REMICs Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	72,903	15,765
REMICs Ser. 15-69, IO, 6.00%, 9/25/45	331,072	78,539
REMICs Ser. 10-99, Class NI, IO, 6.00%, 9/25/40	1,492,312	299,347
REMICs IFB Ser. 19-60, Class BS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.958%, 10/25/49	1,878,734	169,086
REMICs IFB Ser. 19-26, Class SM, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.958%, 6/25/49	3,720,404	648,347
REMICs IFB Ser. 12-103, Class SD, ((-1 x 1 Month US LIBOR) + 6.05%), 5.958%, 9/25/42	212,013	45,089
REMICs IFB Ser. 19-66, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 5.908%, 11/25/49	5,237,603	810,399
REMICs IFB Ser. 19-75, Class KS, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 5.908%, 11/25/49	6,958,937	1,209,861
REMICs IFB Ser. 16-54, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 5.908%, 8/25/46	5,162,806	1,084,189
REMICs IFB Ser. 11-126, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 5.908%, 12/25/41	5,176,313	1,108,931
REMICs IFB Ser. 11-134, Class SP, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 5.908%, 2/25/41	1,094,408	117,079
REMICs IFB Ser. 10-140, Class GS, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 5.908%, 7/25/39	144,619	3,832
REMICs IFB Ser. 11-101, Class SA, IO, ((-1 x 1 Month US LIBOR) + 5.90%), 5.808%, 10/25/41	293,853	51,118
REMICs Ser. 10-109, Class IM, IO, 5.50%, 9/25/40	1,124,209	202,454
Interest Strip Ser. 397, Class 2, IO, 5.00%, 9/25/39	308,175	55,664
REMICs Ser. 18-1, Class JI, IO, 5.00%, 2/25/48	846,315	159,358
REMICs Ser. 12-132, Class PI, IO, 5.00%, 10/25/42	1,031,326	150,172
Interest Strip Ser. 404, Class 2, IO, 4.50%, 5/25/40	223,785	36,260
REMICs Ser. 21-15, Class JI, IO, 4.50%, 4/25/51	4,101,568	753,048
REMICs Ser. 21-18, Class IY, IO, 4.50%, 8/25/49	2,941,993	528,271
REMICs Ser. 12-49, Class QI, IO, 4.50%, 12/25/40	702,335	27,056
REMICs Ser. 20-76, Class GI, IO, 4.00%, 11/25/50	10,846,548	1,616,740
REMICs Ser. 18-15, Class PI, IO, 4.00%, 10/25/47	696,237	48,150
REMICs Ser. 17-7, Class JI, IO, 4.00%, 2/25/47	247,969	31,707
REMICs Ser. 17-15, Class LI, IO, 4.00%, 6/25/46	77,559	3,763
REMICs Ser. 16-24, Class CI, IO, 4.00%, 2/25/46	141,351	14,574
REMICs Ser. 12-90, Class DI, IO, 4.00%, 3/25/42	673,080	71,898
REMICs Ser. 14-95, Class TI, IO, 4.00%, 5/25/39	3,376	11
REMICs Ser. 21-25, Class IJ, IO, 3.50%, 5/25/51	7,383,625	875,507
REMICs Ser. 21-5, Class PI, IO, 3.50%, 2/25/51	6,140,051	845,309
REMICs Ser. 17-78, Class KI, IO, 3.50%, 10/25/47	150,836	14,290
REMICs Ser. 16-70, Class QI, IO, 3.50%, 10/25/46	76,824	8,067
REMICs Ser. 13-40, Class YI, IO, 3.50%, 6/25/42	59,352	4,650
REMICs Ser. 20-24, Class IB, IO, 3.00%, 4/25/50	4,454,992	552,882
REMICs Ser. 13-6, Class JI, IO, 3.00%, 2/25/43	35,562	3,201
REMICs Ser. 13-35, Class PI, IO, 3.00%, 2/25/42	87,045	3,403
REMICs Ser. 13-27, Class PI, IO, 3.00%, 12/25/41	188,899	7,616
REMICs Ser. 13-57, Class IQ, IO, 3.00%, 6/25/41	156,330	7,161
REMICs Ser. 16-97, Class KI, IO, 3.00%, 6/25/40	177,676	876
Government National Mortgage Association
IFB Ser. 13-9, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.75%), 6.651%, 1/20/43	2,241,312	520,194
IFB Ser. 13-182, Class SP, IO, ((-1 x 1 Month US LIBOR) + 6.70%), 6.601%, 12/20/43	1,021,092	206,771
IFB Ser. 11-148, Class SN, IO, ((-1 x 1 Month US LIBOR) + 6.69%), 6.589%, 11/16/41	770,498	172,468
IFB Ser. 10-125, Class SD, ((-1 x 1 Month US LIBOR) + 6.68%), 6.579%, 1/16/40	1,913,685	293,516
IFB Ser. 11-156, Class SK, IO, ((-1 x 1 Month US LIBOR) + 6.60%), 6.501%, 4/20/38	42,940	10,094
Ser. 16-164, IO, 6.50%, 12/20/46	847,417	161,185
FRB Ser. 20-112, Class MS, IO, ((-1 x 1 Month US LIBOR) + 6.30%), 6.201%, 8/20/50	2,093,076	460,477
IFB Ser. 21-59, Class SU, IO, ((-1 x 1 Month US LIBOR) + 6.30%), 6.201%, 4/20/51	4,991,548	705,056

18 Mortgage Opportunities Fund

MORTGAGE-BACKED SECURITIES (73.5%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 21-49, Class SB, IO, ((-1 x 1 Month US LIBOR) + 6.30%), 6.201%, 3/20/51	$5,740,858	$786,411
IFB Ser. 21-57, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.30%), 6.201%, 3/20/51	7,828,813	1,114,488
IFB Ser. 18-91, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.25%), 6.151%, 7/20/48	907,458	144,578
IFB Ser. 20-98, Class ES, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 6.101%, 7/20/50	3,251,368	715,240
IFB Ser. 18-89, Class LS, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 6.101%, 6/20/48	979,560	150,404
IFB Ser. 17-156, Class SL, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 6.101%, 10/20/47	2,526,243	472,092
IFB Ser. 14-131, Class BS, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 6.099%, 9/16/44	2,967,505	812,867
IFB Ser. 13-167, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 6.051%, 11/20/43	1,495,727	292,222
IFB Ser. 16-77, Class SL, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 6.051%, 3/20/43	249,397	25,356
IFB Ser. 19-35, Class SE, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 6.049%, 1/16/44	2,492,820	452,641
IFB Ser. 19-158, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 6.049%, 9/16/43	6,162,052	1,145,358
IFB Ser. 19-83, Class JS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.001%, 7/20/49	6,735,992	943,039
IFB Ser. 19-78, Class SM, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.001%, 6/20/49	5,271,477	815,413
IFB Ser. 16-77, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.001%, 10/20/45	45,522	9,543
IFB Ser. 14-58, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.001%, 4/20/44	557,937	110,996
IFB Ser. 14-60, Class SE, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.001%, 4/20/44	31,031	5,282
IFB Ser. 14-27, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.001%, 2/20/44	2,949,114	564,033
IFB Ser. 14-3, Class SM, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.001%, 1/20/44	3,193,064	636,090
IFB Ser. 13-182, Class SY, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.001%, 12/20/43	27,214	5,419
Ser. 16-75, Class LI, IO, 6.00%, 1/20/40	48,438	10,071
IFB Ser. 20-15, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.951%, 2/20/50	738,872	91,705
IFB Ser. 20-7, Class SK, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.951%, 1/20/50	7,481,630	1,267,387
IFB Ser. 19-143, Class HS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.951%, 9/20/49	3,652,887	474,875
IFB Ser. 19-99, Class KS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.951%, 8/20/49	194,110	28,813
IFB Ser. 19-78, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.951%, 6/20/49	255,683	33,339
IFB Ser. 13-99, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.951%, 6/20/43	1,145,150	234,461
IFB Ser. 19-121, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 5.901%, 10/20/49	3,995,525	1,416,585
IFB Ser. 11-22, Class PS, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 5.901%, 7/20/40	34,288	1,720
Ser. 16-149, Class MI, IO, 5.50%, 5/20/39	91,212	10,111
Ser. 20-4, IO, 5.00%, 1/20/50	3,654,145	695,530
Ser. 18-77, IO, 5.00%, 6/20/48	697,296	101,108
Ser. 17-38, Class DI, IO, 5.00%, 3/16/47	114,731	20,078
Ser. 16-150, Class I, IO, 5.00%, 11/20/46	1,322,706	233,299
Ser. 16-42, IO, 5.00%, 2/20/46	264,557	47,428
Ser. 18-127, Class ID, IO, 5.00%, 7/20/45	312,604	46,106
Ser. 17-136, Class IY, IO, 5.00%, 3/20/45	443,247	80,893
Ser. 15-35, Class AI, IO, 5.00%, 3/16/45	1,113,672	220,530
Ser. 15-89, Class LI, IO, 5.00%, 12/20/44	631,239	123,092
Ser. 14-132, IO, 5.00%, 9/20/44	1,081,684	211,101
Ser. 14-133, Class IP, IO, 5.00%, 9/16/44	29,675	5,193
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	164,882	29,267
Ser. 11-135, Class DI, IO, 5.00%, 4/16/40	414,029	83,551
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	12,187	2,320
Ser. 17-26, Class EI, IO, 5.00%, 2/20/40	550,363	62,570
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	57,812	11,238
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	12,730	2,419
Ser. 15-105, Class LI, IO, 5.00%, 10/20/39	711,560	135,196
Ser. 15-79, Class GI, IO, 5.00%, 10/20/39	74,506	13,750
Ser. 17-132, Class IA, IO, 4.50%, 9/20/47	1,083,456	198,301
Ser. 16-104, Class GI, IO, 4.50%, 1/20/46	25,098	3,702
Ser. 15-182, Class IC, IO, 4.50%, 12/20/45	3,864,005	744,999
Ser. 16-49, IO, 4.50%, 11/16/45	356,845	61,920
Ser. 16-84, Class IB, IO, 4.50%, 11/16/45	3,861,669	724,063
Ser. 15-80, Class IA, IO, 4.50%, 6/20/45	48,169	8,325
Ser. 18-127, Class IB, IO, 4.50%, 6/20/45	352,226	36,966
Ser. 15-167, Class BI, IO, 4.50%, 4/16/45	67,045	13,241
Ser. 16-17, Class IA, IO, 4.50%, 3/20/45	235,037	43,578
Ser. 14-161, Class HI, IO, 4.50%, 6/20/44	322,247	36,949

Mortgage Opportunities Fund 19

MORTGAGE-BACKED SECURITIES (73.5%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 14-100, Class LI, IO, 4.50%, 10/16/43	$34,023	$3,232
Ser. 13-34, Class HI, IO, 4.50%, 3/20/43	150,267	23,634
Ser. 12-129, IO, 4.50%, 11/16/42	82,078	15,390
Ser. 12-91, Class IN, IO, 4.50%, 5/20/42	60,177	10,336
Ser. 12-98, Class AI, IO, 4.50%, 4/16/42	544,656	80,473
Ser. 14-98, Class AI, IO, 4.50%, 10/20/41	187,111	4,502
Ser. 10-35, Class DI, IO, 4.50%, 3/20/40	34,481	5,862
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	25,035	4,226
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	17,345	2,668
Ser. 14-95, Class JI, IO, 4.50%, 12/16/39	1,021,114	183,800
Ser. 19-137, Class GI, IO, 4.00%, 11/20/49	6,293,223	889,879
Ser. 17-130, Class IB, IO, 4.00%, 8/20/47	590,254	89,512
Ser. 17-11, Class PI, IO, 4.00%, 12/20/46	261,503	21,124
Ser. 16-138, Class DI, IO, 4.00%, 10/20/46	367,388	54,190
Ser. 16-29, IO, 4.00%, 2/16/46	239,112	40,245
Ser. 15-186, Class AI, IO, 4.00%, 12/20/45	63,133	9,628
Ser. 15-149, Class KI, IO, 4.00%, 10/20/45	46,615	7,109
Ser. 16-47, Class CI, IO, 4.00%, 9/20/45	214,591	20,923
Ser. 15-106, Class CI, IO, 4.00%, 5/20/45	145,905	17,736
Ser. 18-72, Class IC, IO, 4.00%, 5/20/45	2,536,237	386,776
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	105,002	18,900
Ser. 15-187, Class JI, IO, 4.00%, 3/20/45	41,145	5,676
Ser. 15-89, Class IP, IO, 4.00%, 2/20/45	40,697	4,879
Ser. 14-188, Class IB, IO, 4.00%, 12/20/44	3,970,566	426,836
Ser. 17-45, Class IM, IO, 4.00%, 10/20/44	979,974	73,607
Ser. 17-17, Class EI, IO, 4.00%, 9/20/44	250,336	6,148
Ser. 15-40, Class KI, IO, 4.00%, 7/20/44	913,428	101,853
Ser. 17-63, Class PI, IO, 4.00%, 12/20/43	194,643	11,679
Ser. 13-67, Class IP, IO, 4.00%, 4/16/43	1,198,072	196,184
Ser. 15-144, Class IA, IO, 4.00%, 1/16/43	139,514	11,592
Ser. 12-47, Class CI, IO, 4.00%, 3/20/42	104,171	15,559
Ser. 15-162, Class BI, IO, 4.00%, 11/20/40	144,889	9,771
Ser. 20-167, Class PI, IO, 3.50%, 11/20/50	4,459,273	544,764
Ser. 16-156, Class PI, IO, 3.50%, 11/20/46	18,566	442
Ser. 18-127, Class IE, IO, 3.50%, 1/20/46	24,567	2,468
Ser. 16-75, Class EI, IO, 3.50%, 8/20/45	623,529	49,505
Ser. 16-83, Class PI, IO, 3.50%, 6/20/45	98,266	13,638
Ser. 15-52, Class IK, IO, 3.50%, 4/20/45	143,641	16,486
Ser. 15-20, Class PI, IO, 3.50%, 2/20/45	33,579	4,365
Ser. 15-168, Class IG, IO, 3.50%, 3/20/43	35,168	3,265
Ser. 13-100, Class MI, IO, 3.50%, 2/20/43	20,703	1,345
Ser. 13-14, IO, 3.50%, 12/20/42	43,144	4,153
Ser. 18-127, Class IA, IO, 3.50%, 4/20/42	31,907	2,369
Ser. 15-165, Class IC, IO, 3.50%, 7/16/41	1,886,646	99,463
Ser. 13-6, Class AI, IO, 3.50%, 8/20/39	1,249,692	100,803
Ser. 15-134, Class LI, IO, 3.50%, 5/20/39	124,178	3,116
Ser. 15-96, Class NI, IO, 3.50%, 1/20/39	289,996	5,528
Ser. 15-87, Class AI, IO, 3.50%, 12/20/38	60,988	256
Ser. 15-69, Class IK, IO, 3.50%, 3/20/38	328,719	13,971
Ser. 14-139, Class NI, IO, 3.50%, 8/20/28	162,530	5,845
Ser. 14-44, Class IA, IO, 3.50%, 5/20/28	573,516	36,298
Ser. 16-H18, Class QI, IO, 3.001%, 6/20/66 W	1,799,889	158,037
Ser. 21-59, Class IM, IO, 3.00%, 4/20/51	6,487,298	656,617
Ser. 21-42, Class IG, IO, 3.00%, 3/20/51	4,624,405	391,610
Ser. 13-23, Class IK, IO, 3.00%, 9/20/37	376,739	19,779
Ser. 17-H03, Class DI, IO, 2.634%, 12/20/66 W	2,524,767	231,100
Ser. 17-H08, Class DI, IO, 2.571%, 2/20/67 W	4,355,128	577,952
Ser. 17-H22, Class EI, IO, 2.536%, 10/20/67 W	1,124,298	87,888

20 Mortgage Opportunities Fund

MORTGAGE-BACKED SECURITIES (73.5%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 17-H03, Class AI, IO, 2.511%, 12/20/66 W	$1,136,390	$97,709
Ser. 17-H04, Class BI, IO, 2.469%, 2/20/67 W	4,235,216	403,760
Ser. 17-H03, Class EI, IO, 2.463%, 1/20/67 W	535,057	60,426
Ser. 16-H27, Class BI, IO, 2.45%, 12/20/66 W	656,864	57,458
Ser. 17-H02, Class BI, IO, 2.448%, 1/20/67 W	2,531,844	231,104
Ser. 17-H08, Class EI, IO, 2.433%, 2/20/67 W	2,250,063	211,868
Ser. 18-H05, Class BI, IO, 2.395%, 2/20/68 W	1,734,128	172,329
Ser. 16-H21, Class AI, IO, 2.394%, 9/20/66 W	2,781,841	238,434
Ser. 18-H07, Class IE, IO, 2.391%, 2/20/68 W	6,256,045	396,796
FRB Ser. 15-H16, Class XI, IO, 2.386%, 7/20/65 W	70,057	6,039
Ser. 16-H23, Class NI, IO, 2.383%, 10/20/66 W	217,061	18,103
Ser. 17-H22, Class DI, IO, 2.382%, 11/20/67 W	3,011,839	329,161
Ser. 10-H22, Class CI, IO, 2.376%, 10/20/60 W	173,971	8,542
Ser. 17-H06, Class BI, IO, 2.371%, 2/20/67 W	1,023,133	79,717
Ser. 18-H01, Class AI, IO, 2.351%, 1/20/68 W	7,465,286	756,980
Ser. 18-H02, Class HI, IO, 2.34%, 1/20/68 W	4,150,883	412,494
Ser. 18-H02, Class IM, IO, 2.331%, 2/20/68 W	2,254,012	247,423
Ser. 17-H21, Class AI, IO, 2.321%, 10/20/67 W	5,593,826	464,668
Ser. 17-H18, Class DI, IO, 2.318%, 9/20/67 W	1,306,876	129,379
Ser. 20-H04, Class AI, IO, 2.301%, 2/20/70 W	13,338,662	1,201,013
Ser. 17-H16, Class JI, IO, 2.30%, 8/20/67 W	494,122	49,415
Ser. 17-H20, Class GI, IO, 2.292%, 9/20/67 W	4,720,247	389,637
Ser. 17-H08, Class NI, IO, 2.272%, 3/20/67 W	433,105	36,208
Ser. 17-H14, Class JI, IO, 2.262%, 6/20/67 W	1,945,474	223,035
Ser. 19-H03, Class AI, IO, 2.257%, 11/20/68 W	10,411,842	902,072
Ser. 16-H17, Class DI, IO, 2.255%, 7/20/66 W	1,963,517	150,739
Ser. 15-H13, Class AI, IO, 2.247%, 6/20/65 W	269,433	19,433
Ser. 19-H09, Class EI, IO, 2.246%, 4/20/69 W	3,110,896	277,234
Ser. 17-H20, Class AI, IO, 2.234%, 10/20/67 W	2,995,751	288,341
Ser. 17-H05, Class CI, IO, 2.231%, 2/20/67 W	6,081,153	608,632
Ser. 17-H06, Class MI, IO, 2.23%, 2/20/67 W	1,500,292	128,554
Ser. 19-H14, Class IB, IO, 2.222%, 8/20/69 W	340,461	30,478
Ser. 15-H20, Class CI, IO, 2.213%, 8/20/65 W	132,302	10,836
Ser. 17-H20, Class DI, IO, 2.206%, 10/20/67 W	1,229,092	132,413
Ser. 17-H20, Class HI, IO, 2.185%, 10/20/67 W	954,846	97,266
Ser. 18-H11, Class JI, IO, 2.167%, 7/20/68 W	2,986,750	265,223
Ser. 17-H13, Class QI, IO, 2.166%, 6/20/67 W	1,689,640	145,774
Ser. 18-H11, Class AI, IO, 2.143%, 2/20/68 W	2,807,387	244,085
Ser. 16-H24, IO, 2.143%, 9/20/66 W	288,380	27,336
Ser. 15-H29, Class HI, IO, 2.107%, 9/20/65 W	2,159,601	119,426
Ser. 17-H19, Class MI, IO, 2.063%, 4/20/67 W	952,749	83,080
Ser. 15-H24, Class HI, IO, 2.05%, 9/20/65 W	127,051	5,701
Ser. 15-H25, Class BI, IO, 1.967%, 10/20/65 W	106,973	8,472
Ser. 15-H15, Class JI, IO, 1.965%, 6/20/65 W	151,313	12,211
Ser. 16-H27, Class EI, IO, 1.954%, 12/20/66 W	3,280,025	243,647
Ser. 15-H25, Class CI, IO, 1.943%, 10/20/65 W	101,332	7,306
Ser. 15-H26, Class DI, IO, 1.922%, 10/20/65 W	107,561	8,569
Ser. 17-H09, Class DI, IO, 1.907%, 3/20/67 W	1,511,996	112,403
Ser. 16-H22, IO, 1.874%, 10/20/66 W	3,652,219	245,411
Ser. 15-H25, Class EI, IO, 1.867%, 10/20/65 W	120,314	8,675
Ser. 15-H23, Class DI, IO, 1.862%, 9/20/65 W	134,915	9,822
Ser. 17-H10, Class MI, IO, 1.856%, 4/20/67 W	4,755,838	335,762
Ser. 15-H18, Class IA, IO, 1.834%, 6/20/65 W	90,018	4,609
Ser. 15-H20, Class AI, IO, 1.827%, 8/20/65 W	121,399	8,826
Ser. 17-H09, IO, 1.824%, 4/20/67 W	433,970	31,705
Ser. 15-H10, Class CI, IO, 1.811%, 4/20/65 W	138,466	9,305
Ser. 15-H26, Class GI, IO, 1.807%, 10/20/65 W	70,520	4,809
Ser. 17-H06, Class DI, IO, 1.79%, 2/20/67 W	669,997	45,024

Mortgage Opportunities Fund 21

MORTGAGE-BACKED SECURITIES (73.5%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 15-H23, Class BI, IO, 1.76%, 9/20/65 W	$87,634	$5,810
Ser. 15-H10, Class HI, IO, 1.752%, 4/20/65 W	147,890	10,530
Ser. 16-H26, Class KI, IO, 1.746%, 11/20/66 W	3,312,693	193,958
Ser. 13-H15, Class CI, IO, 1.731%, 7/20/63 W	1,508,924	44,104
Ser. 15-H26, Class EI, IO, 1.727%, 10/20/65 W	164,480	10,741
Ser. 17-H14, Class DI, IO, 1.714%, 6/20/67 W	470,455	24,276
Ser. 16-H24, Class CI, IO, 1.706%, 10/20/66 W	4,063,079	250,286
Ser. 17-H16, Class HI, IO, 1.695%, 8/20/67 W	2,833,526	199,866
Ser. 14-H25, Class BI, IO, 1.695%, 12/20/64 W	1,528,560	93,556
Ser. 15-H09, Class BI, IO, 1.69%, 3/20/65 W	52,958	3,354
Ser. 15-H03, Class DI, IO, 1.676%, 1/20/65 W	223,943	15,967
Ser. 14-H21, Class AI, IO, 1.67%, 10/20/64 W	1,188,359	83,773
Ser. 17-H16, Class CI, IO, 1.665%, 7/20/67 W	4,755,918	233,758
Ser. 17-H11, Class DI, IO, 1.659%, 5/20/67 W	307,727	26,629
Ser. 16-H06, Class AI, IO, 1.624%, 2/20/66 W	1,272,111	97,744
Ser. 15-H25, Class AI, IO, 1.623%, 9/20/65 W	197,557	12,545
Ser. 13-H14, Class XI, IO, 1.618%, 3/20/63 W	148,977	5,304
Ser. 18-H01, Class IB, IO, 1.614%, 1/20/68 W	6,065,886	260,833
Ser. 15-H22, Class EI, IO, 1.61%, 8/20/65 W	133,339	5,227
Ser. 15-H04, Class AI, IO, 1.609%, 12/20/64 W	3,183,769	198,492
Ser. 15-H24, Class BI, IO, 1.605%, 8/20/65 W	233,124	7,712
Ser. 17-H06, Class EI, IO, 1.60%, 2/20/67 W	108,419	5,757
Ser. 17-H14, Class EI, IO, 1.578%, 6/20/67 W	2,321,339	152,071
Ser. 17-H03, Class HI, IO, 1.576%, 1/20/67 W	389,620	20,514
Ser. 15-H01, Class BI, IO, 1.57%, 1/20/65 W	4,377,142	246,319
Ser. 14-H23, Class BI, IO, 1.57%, 11/20/64 W	4,690,823	314,534
Ser. 15-H14, Class BI, IO, 1.555%, 5/20/65 W	251,332	9,017
Ser. 16-H02, Class HI, IO, 1.55%, 1/20/66 W	199,272	12,016
Ser. 14-H13, Class BI, IO, 1.544%, 5/20/64 W	148,023	5,373
Ser. 11-H15, Class AI, IO, 1.537%, 6/20/61 W	1,130,829	51,702
Ser. 16-H04, Class KI, IO, 1.532%, 2/20/66 W	88,399	4,904
Ser. 18-H08, Class FI, IO, 1.496%, 6/20/68 W	2,253,277	198,899
Ser. 14-H08, Class CI, IO, 1.476%, 3/20/64 W	7,648,087	324,134
Ser. 17-H16, Class KI, IO, 1.474%, 8/20/67 W	2,958,593	173,942
Ser. 14-H06, Class BI, IO, 1.469%, 2/20/64 W	5,168,664	203,268
Ser. 10-H19, Class BI, IO, 1.46%, 8/20/60 W	195,197	10,295
Ser. 10-H20, Class IF, IO, 1.449%, 10/20/60 W	1,763,672	77,013
Ser. 16-H08, Class GI, IO, 1.434%, 4/20/66 W	126,558	5,840
Ser. 13-H24, Class AI, IO, 1.431%, 9/20/63 W	300,670	9,652
Ser. 14-H09, Class AI, IO, 1.418%, 1/20/64 W	118,834	3,632
Ser. 12-H29, Class CI, IO, 1.415%, 2/20/62 W	3,066,282	122,271
Ser. 12-H29, Class AI, IO, 1.40%, 10/20/62 W	810,340	22,047
Ser. 12-H29, Class FI, IO, 1.40%, 10/20/62 W	810,340	21,977
Ser. 12-H06, Class AI, IO, 1.339%, 1/20/62 W	401,488	14,050
FRB Ser. 11-H07, Class FI, IO, 1.244%, 2/20/61 W	192,500	4,947
Ser. 12-H11, Class FI, IO, 1.215%, 2/20/62 W	4,694,500	136,530
Ser. 12-H10, Class AI, IO, 1.203%, 12/20/61 W	2,768,340	73,721
Ser. 19-H15, Class CI, IO, 1.106%, 7/20/69 W	9,535,425	565,317
Ser. 11-H16, Class FI, IO, 1.043%, 7/20/61 W	1,118,053	34,698
		63,731,855
Commercial mortgage-backed securities (17.9%)
Banc of America Commercial Mortgage Trust Ser. 08-1, Class AJ, 6.567%, 2/10/51 W	9,423	9,571
Banc of America Commercial Mortgage Trust 144A Ser. 16-UB10, Class D, 3.00%, 7/15/49	540,000	490,691
BANK 144A
Ser. 17-BNK9, Class D, 2.80%, 11/15/54	464,000	414,774
Ser. 18-BN10, Class D, 2.60%, 2/15/61	400,000	355,691
Barclays Commercial Mortgage Trust 144A
Ser. 19-C4, Class D, 3.25%, 8/15/52	367,000	343,394
Ser. 19-C4, Class E, 3.25%, 8/15/52	446,000	382,745

22 Mortgage Opportunities Fund

MORTGAGE-BACKED SECURITIES (73.5%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Bear Stearns Commercial Mortgage Securities Trust 144A FRB Ser. 07-T28, Class D, 5.534%, 9/11/42 W	$213,000	$8,520
Benchmark Mortgage Trust 144A
Ser. 19-B11, Class D, 3.00%, 5/15/52	263,000	241,228
Ser. 19-B13, Class D, 2.50%, 8/15/57	298,000	271,180
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class F, 5.25%, 12/15/47 W	100,000	94,538
Citigroup Commercial Mortgage Trust FRB Ser. 17-P7, Class C, 4.345%, 4/14/50 W	223,000	231,943
Citigroup Commercial Mortgage Trust 144A
FRB Ser. 12-GC8, Class C, 4.876%, 9/10/45 W	549,000	544,536
Ser. 14-GC25, Class D, 3.548%, 10/10/47	239,000	240,081
COMM Mortgage Trust
FRB Ser. 14-CR16, Class C, 4.926%, 4/10/47 W	548,000	581,427
FRB Ser. 14-UBS3, Class C, 4.738%, 6/10/47 W	301,000	315,539
FRB Ser. 14-UBS4, Class C, 4.649%, 8/10/47 W	324,000	337,378
FRB Ser. 14-UBS6, Class C, 4.445%, 12/10/47 W	193,000	203,306
FRB Ser. 15-CR26, Class D, 3.479%, 10/10/48 W	724,000	722,178
COMM Mortgage Trust 144A
FRB Ser. 14-CR17, Class D, 4.848%, 5/10/47 W	467,000	440,299
FRB Ser. 14-CR17, Class E, 4.848%, 5/10/47 W	917,000	715,260
FRB Ser. 14-UBS3, Class D, 4.768%, 6/10/47 W	449,000	455,371
FRB Ser. 12-CR3, Class E, 4.75%, 10/15/45 W	298,000	127,698
FRB Ser. 14-CR19, Class D, 4.708%, 8/10/47 W	721,000	713,666
Ser. 12-CR4, Class B, 3.703%, 10/15/45	921,000	747,546
Ser. 13-LC6, Class E, 3.50%, 1/10/46	706,000	585,792
Ser. 15-LC19, Class D, 2.867%, 2/10/48	548,000	534,218
Credit Suisse Commercial Mortgage Trust 144A
FRB Ser. 08-C1, Class AJ, 5.803%, 2/15/41 W	63,742	31,087
FRB Ser. 07-C4, Class C, 5.719%, 9/15/39 W	9,091	9,085
CSAIL Commercial Mortgage Trust 144A
FRB Ser. 18-C14, Class D, 4.89%, 11/15/51 W	401,000	418,275
Ser. 20-C19, Class D, 2.50%, 3/15/53	382,000	337,814
DBUBS Mortgage Trust 144A FRB Ser. 11-LC2A, Class D, 5.389%, 7/10/44 W	529,000	527,625
GS Mortgage Securities Corp., II 144A
FRB Ser. 13-GC10, Class D, 4.402%, 2/10/46 W	471,000	427,398
Ser. 13-GC10, Class C, 4.285%, 2/10/46 W	349,000	360,971
GS Mortgage Securities Trust FRB Ser. 14-GC20, Class C, 4.956%, 4/10/47 W	310,000	305,836
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.154%, 8/10/43 W	497,000	246,311
Ser. 11-GC3, Class E, 5.00%, 3/10/44 W	290,000	283,684
FRB Ser. 14-GC24, Class D, 4.536%, 9/10/47 W	1,094,000	678,280
FRB Ser. 13-GC13, Class D, 4.084%, 7/10/46 W	739,000	379,379
Ser. 19-GC38, Class D, 3.00%, 2/10/52	532,000	501,534
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C22, Class B, 4.553%, 9/15/47 W	399,000	416,125
FRB Ser. 14-C22, Class C, 4.553%, 9/15/47 W	354,000	333,337
FRB Ser. 13-C12, Class C, 4.099%, 7/15/45 W	453,000	467,343
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 14-C18, Class D, 4.80%, 2/15/47 W	1,270,000	620,798
FRB Ser. 13-C12, Class E, 4.099%, 7/15/45 W	625,000	479,874
Ser. 13-C14, Class F, 3.598%, 8/15/46 W	402,000	120,640
Ser. 14-C25, Class E, 3.332%, 11/15/47 W	100,000	51,209
JPMDB Commercial Mortgage Securities Trust Ser. 17-C5, Class C, 4.512%, 3/15/50 W	566,000	549,548
JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 06-LDP9, Class AMS, 5.337%, 5/15/47	883,540	742,155
FRB Ser. 12-CBX, Class B, 4.845%, 6/15/45 W	656,000	667,581
FRB Ser. 13-LC11, Class D, 4.167%, 4/15/46 W	740,000	592,773
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class E, 6.169%, 2/12/51 W	933,000	139,950
FRB Ser. 11-C3, Class D, 5.523%, 2/15/46 W	641,000	386,085
FRB Ser. 11-C3, Class E, 5.523%, 2/15/46 W	242,000	100,579

Mortgage Opportunities Fund 23

MORTGAGE-BACKED SECURITIES (73.5%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 11-C5, Class D, 5.422%, 8/15/46 W	$312,000	$275,038
FRB Ser. 11-C4, Class C, 5.384%, 7/15/46 W	270,420	270,120
FRB Ser. 12-C6, Class E, 5.141%, 5/15/45 W	224,000	124,912
FRB Ser. 13-LC11, Class E, 3.25%, 4/15/46 W	643,000	432,016
Ser. 12-C6, Class G, 2.972%, 5/15/45 W	100,000	35,848
ML-CFC Commercial Mortgage Trust FRB Ser. 06-4, Class C, 5.324%, 12/12/49 W	38,064	38,089
Morgan Stanley Bank of America Merrill Lynch Trust FRB Ser. 16-C29, Class C, 4.745%, 5/15/49 W	651,000	689,299
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 14-C14, Class D, 5.05%, 2/15/47 W	347,000	364,466
FRB Ser. 13-C12, Class E, 4.763%, 10/15/46 W	763,000	419,650
FRB Ser. 12-C6, Class G, 4.50%, 11/15/45 W	1,150,000	724,500
FRB Ser. 13-C11, Class D, 4.351%, 8/15/46 W	932,000	83,787
FRB Ser. 15-C23, Class D, 4.144%, 7/15/50 W	474,000	481,096
FRB Ser. 13-C10, Class E, 4.081%, 7/15/46 W	482,000	374,358
FRB Ser. 13-C10, Class F, 4.081%, 7/15/46 W	1,286,000	411,649
Ser. 17-C34, Class D, 2.70%, 11/15/52	315,000	277,949
Morgan Stanley Capital I Trust Ser. 06-HQ10, Class B, 5.448%, 11/12/41 W	55,817	55,009
Morgan Stanley Capital I Trust 144A
FRB Ser. 12-C4, Class D, 5.418%, 3/15/45 W	332,000	294,093
FRB Ser. 12-C4, Class E, 5.418%, 3/15/45 W	392,000	199,920
FRB Ser. 11-C3, Class G, 5.216%, 7/15/49 W	753,000	276,014
Multifamily Connecticut Avenue Securities Trust 144A FRB Ser. 20-01, Class M10, 3.842%, 3/25/50	1,097,000	1,134,752
UBS Commercial Mortgage Trust 144A
FRB Ser. 12-C1, Class D, 5.569%, 5/10/45 W	541,000	493,360
FRB Ser. 12-C1, Class E, 5.00%, 5/10/45 W	671,000	244,656
UBS-Barclays Commercial Mortgage Trust 144A
Ser. 12-C2, Class F, 5.00%, 5/10/63 W	37,000	11,463
FRB Ser. 12-C2, Class E, 4.887%, 5/10/63 W	24,000	8,287
FRB Ser. 12-C4, Class D, 4.467%, 12/10/45 W	522,000	322,571
Ser. 13-C6, Class B, 3.875%, 4/10/46 W	645,000	657,489
Wells Fargo Commercial Mortgage Trust Ser. 16-BNK1, Class C, 3.071%, 8/15/49 W	459,000	444,336
Wells Fargo Commercial Mortgage Trust 144A
Ser. 12-LC5, Class D, 4.758%, 10/15/45 W	375,000	383,021
FRB Ser. 13-LC12, Class D, 4.309%, 7/15/46 W	482,000	241,000
Ser. 14-LC16, Class D, 3.938%, 8/15/50	777,000	209,427
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 12-C9, Class E, 4.809%, 11/15/45 W	628,000	514,187
FRB Ser. 12-C7, Class D, 4.803%, 6/15/45 W	228,000	85,131
FRB Ser. 12-C7, Class E, 4.803%, 6/15/45 W	653,000	326,500
FRB Ser. 14-LC14, Class D, 4.586%, 3/15/47 W	220,000	227,248
FRB Ser. 13-C15, Class D, 4.479%, 8/15/46 W	1,324,000	671,298
FRB Ser. 12-C10, Class D, 4.426%, 12/15/45 W	674,000	386,880
		32,473,265
Residential mortgage-backed securities (non-agency) (20.6%)
American Home Mortgage Investment Trust FRB Ser. 07-1, Class GA1C, (1 Month US LIBOR + 0.19%), 0.282%, 5/25/47	1,804,528	997,900
Arroyo Mortgage Trust 144A Ser. 20-1, Class M1, 4.277%, 3/25/55	442,000	467,117
Bear Stearns Alt-A Trust
FRB Ser. 05-7, Class 21A1, 2.876%, 9/25/35 W	248,352	230,931
FRB Ser. 05-8, Class 21A1, 2.553%, 10/25/35 W	484,315	428,658
FRB Ser. 05-10, Class 11A1, (1 Month US LIBOR + 0.50%), 0.592%, 1/25/36	154,378	198,305
FRB Ser. 06-6, Class 1A1, (1 Month US LIBOR + 0.32%), 0.412%, 11/25/36	425,456	400,202
Bear Stearns Mortgage Funding Trust FRB Ser. 06-AR2, Class 2A1, (1 Month US LIBOR + 0.23%), 0.322%, 9/25/46	76,316	69,113
Bellemeade Re, Ltd. 144A FRB Ser. 17-1, Class B1, (1 Month US LIBOR + 4.75%), 4.842%, 10/25/27 (Bermuda)	633,000	657,361
Chevy Chase Funding, LLC Mortgage-Backed Certificates 144A FRB Ser. 06-4A, Class A2, (1 Month US LIBOR + 0.18%), 0.272%, 11/25/47	1,326,618	1,051,506
Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 07-AR5, Class 1A1A, 2.88%, 4/25/37 W	323,540	324,114
FRB Ser. 07-AMC3, Class A2D, (1 Month US LIBOR + 0.35%), 0.442%, 3/25/37	218,821	202,361

24 Mortgage Opportunities Fund

MORTGAGE-BACKED SECURITIES (73.5%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%), 1.067%, 6/25/46	$25,134	$22,950
FRB Ser. 05-51, Class 3A3A, (1 Month US LIBOR + 0.64%), 0.739%, 11/20/35	144,850	127,391
FRB Ser. 06-OA10, Class 2A1, (1 Month US LIBOR + 0.38%), 0.472%, 8/25/46	97,893	86,559
FRB Ser. 06-OA10, Class 3A1, (1 Month US LIBOR + 0.38%), 0.472%, 8/25/46	269,051	247,516
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.38%), 0.472%, 8/25/46	281,885	254,738
FRB Ser. 06-OA19, Class A1, (1 Month US LIBOR + 0.18%), 0.279%, 2/20/47	328,132	256,179
Countrywide Home Loans Mortgage Pass-Through Trust FRB Ser. 06-OA5, Class 2A1, (1 Month US LIBOR + 0.40%), 0.492%, 4/25/46	42,854	36,943
Credit Suisse Mortgage Capital Certificates 144A FRB Ser. 20-SPT1, Class M1, 3.388%, 4/25/65 W	392,000	406,040
Eagle Re, Ltd. 144A FRB Ser. 20-1, Class B1, (1 Month US LIBOR + 2.85%), 2.942%, 1/25/30	404,000	380,328
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 15-HQA2, Class B, (1 Month US LIBOR + 10.50%), 10.592%, 5/25/28	248,600	276,935
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class B, (1 Month US LIBOR + 10.00%), 10.092%, 7/25/28	246,871	279,864
Structured Agency Credit Risk Debt Notes FRB Ser. 15-HQA1, Class B, (1 Month US LIBOR + 8.80%), 8.892%, 3/25/28	369,764	400,428
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class B, (1 Month US LIBOR + 7.55%), 7.642%, 12/25/27	1,398,888	1,526,206
Structured Agency Credit Risk Debt FRN Ser. 17-DNA1, Class B1, (1 Month US LIBOR + 4.95%), 5.042%, 7/25/29	773,000	829,692
Structured Agency Credit Risk Debt FRN Ser. 17-DNA3, Class B1, (1 Month US LIBOR + 4.45%), 4.542%, 3/25/30	250,000	261,286
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class B2, (1 Month US LIBOR + 12.25%), 12.342%, 2/25/49	260,000	299,676
Structured Agency Credit Risk Trust FRB Ser. 19-HQA2, Class B2, (1 Month US LIBOR + 11.25%), 11.342%, 4/25/49	2,150,000	2,464,651
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class B2, (1 Month US LIBOR + 11.00%), 11.092%, 10/25/48	565,000	656,827
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class B2, (1 Month US LIBOR + 10.75%), 10.842%, 1/25/49	439,000	498,338
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class B2, (1 Month US LIBOR + 10.50%), 10.592%, 3/25/49	755,000	850,706
Structured Agency Credit Risk Debt FRN Ser. 20-DNA3, Class B2, (1 Month US LIBOR + 9.35%), 9.442%, 6/25/50	750,000	907,500
Structured Agency Credit Risk Trust FRB Ser. 19-DNA3, Class B2, (1 Month US LIBOR + 8.15%), 8.242%, 7/25/49	624,000	670,669
Structured Agency Credit Risk Trust FRB Ser. 18-DNA3, Class B2, (1 Month US LIBOR + 7.75%), 7.842%, 9/25/48	818,000	861,642
Seasoned Credit Risk Transfer Trust Ser. 19-2, Class M, 4.75%, 8/25/58 W	244,000	256,347
Seasoned Credit Risk Transfer Trust Ser. 17-3, Class M2, 4.75%, 7/25/56 W	400,000	406,708
Seasoned Credit Risk Transfer Trust Ser. 19-4, Class M, 4.50%, 2/25/59 W	370,000	384,616
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class B1, (1 Month US LIBOR + 4.25%), 4.342%, 10/25/48	1,000,000	1,041,250
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA2, Class B1, (1 Month US LIBOR + 4.10%), 4.192%, 3/25/50	1,000,000	1,021,912
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA4, Class M2, (1 Month US LIBOR + 3.75%), 3.842%, 8/25/50	243,516	245,695
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class M2, (1 Month US LIBOR + 2.65%), 2.742%, 1/25/49	517,829	527,135
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class M2, (1 Month US LIBOR + 2.45%), 2.542%, 3/25/49	171,276	173,952
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class M2, (1 Month US LIBOR + 2.30%), 2.392%, 10/25/48	68,800	69,504
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2B, (1 Month US LIBOR + 12.75%), 12.842%, 10/25/28	815,897	963,497
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B, (1 Month US LIBOR + 11.75%), 11.842%, 10/25/28	86,447	106,550
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1B, (1 Month US LIBOR + 11.75%), 11.842%, 8/25/28	26,659	32,569
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1B, (1 Month US LIBOR + 9.25%), 9.342%, 4/25/29	248,353	284,877
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, (1 Month US LIBOR + 5.70%), 5.792%, 4/25/28	999,548	1,058,329
Connecticut Avenue Securities FRB Ser. 17-C04, Class 2B1, (1 Month US LIBOR + 5.05%), 5.142%, 11/25/29	964,000	1,052,726
Connecticut Avenue Securities FRB Ser. 17-C07, Class 2B1, (1 Month US LIBOR + 4.45%), 4.542%, 5/25/30	284,000	294,301
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2B1, (1 Month US LIBOR + 4.45%), 4.542%, 2/25/30	761,000	789,538
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M2, (1 Month US LIBOR + 4.45%), 4.542%, 1/25/29	28,093	29,309
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1M2, (1 Month US LIBOR + 3.00%), 3.092%, 10/25/29	525,010	538,801
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2M2, (1 Month US LIBOR + 2.80%), 2.892%, 2/25/30	527,723	538,501
Connecticut Avenue Securities FRB Ser. 17-C06, Class 1M2, (1 Month US LIBOR + 2.65%), 2.742%, 2/25/30	460,157	468,052
Connecticut Avenue Securities FRB Ser. 17-C07, Class 2M2, (1 Month US LIBOR + 2.50%), 2.592%, 5/25/30	1,236,514	1,254,432

Mortgage Opportunities Fund 25

MORTGAGE-BACKED SECURITIES (73.5%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 18-C01, Class 1M2, (1 Month US LIBOR + 2.25%), 2.342%, 7/25/30	$140,086	$141,319
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1M2C, (1 Month US LIBOR + 2.20%), 2.292%, 1/25/30	1,000,000	1,012,611
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 19-R03, Class 1B1, (1 Month US LIBOR + 4.10%), 4.192%, 9/25/31	1,291,000	1,326,304
Connecticut Avenue Securities Trust FRB Ser. 19-R05, Class 1M2, (1 Month US LIBOR + 2.00%), 2.092%, 7/25/39	110,565	110,905
GSAA Home Equity Trust
FRB Ser. 05-15, Class 2A2, (1 Month US LIBOR + 0.50%), 0.592%, 1/25/36	375,245	194,270
FRB Ser. 06-8, Class 2A2, (1 Month US LIBOR + 0.36%), 0.452%, 5/25/36	81,411	27,921
FRB Ser. 06-1, Class A1, (1 Month US LIBOR + 0.18%), 0.272%, 1/25/36	1,202,551	499,059
GSR Mortgage Loan Trust FRB Ser. 07-OA1, Class 2A3A, (1 Month US LIBOR + 0.31%), 0.402%, 5/25/37	446,282	371,937
HarborView Mortgage Loan Trust FRB Ser. 04-11, Class 1A, (1 Month US LIBOR + 0.70%), 0.798%, 1/19/35	308,097	162,958
IndyMac INDX Mortgage Loan Trust FRB Ser. 06-AR11, Class 2A1, 2.998%, 6/25/36 W	31,847	31,378
JPMorgan Alternative Loan Trust FRB Ser. 07-A2, Class 12A1, IO, (1 Month US LIBOR + 0.20%), 0.292%, 6/25/37	181,724	94,054
Morgan Stanley Re-REMIC Trust 144A FRB Ser. 10-R4, Class 4B, (1 Month US LIBOR + 0.23%), 0.648%, 2/26/37	333,454	317,767
MortgageIT Trust FRB Ser. 05-3, Class M4, (1 Month US LIBOR + 0.95%), 1.037%, 8/25/35	14,883	14,488
Oaktown Re III, Ltd. 144A
FRB Ser. 19-1A, Class B1B, (1 Month US LIBOR + 4.35%), 4.442%, 7/25/29 (Bermuda)	191,000	191,910
FRB Ser. 19-1A, Class B1A, (1 Month US LIBOR + 3.50%), 3.592%, 7/25/29 (Bermuda)	159,000	159,712
Oaktown Re, Ltd. 144A FRB Ser. 17-1A, Class B1, (1 Month US LIBOR + 6.00%), 5.842%, 4/25/27 (Bermuda)	160,000	162,274
Radnor Re, Ltd. 144A
Mortgage Insurance-Linked FRN Ser. 20-1, Class B1, (1 Month US LIBOR + 3.00%), 3.092%, 1/25/30	1,020,000	1,020,100
FRB Ser. 18-1, Class M2, (1 Month US LIBOR + 2.70%), 2.792%, 3/25/28 (Bermuda)	964,000	966,801
Structured Asset Mortgage Investments II Trust
FRB Ser. 06-AR7, Class A1A, (1 Month US LIBOR + 0.21%), 0.512%, 8/25/36	97,804	93,892
FRB Ser. 07-AR1, Class 2A1, (1 Month US LIBOR + 0.18%), 0.272%, 1/25/37	35,256	33,610
FRB Ser. 06-AR7, Class A1BG, (1 Month US LIBOR + 0.12%), 0.212%, 8/25/36	293,508	278,570
Triangle Re, Ltd. 144A Mortgage Insurance-Linked FRN Ser. 19-1, Class B1, (1 Month US LIBOR + 4.15%), 4.242%, 11/26/29	879,000	861,298
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 04-AR12, Class A2B, (1 Month US LIBOR + 0.92%), 1.012%, 10/25/44	102,481	100,767
FRB Ser. 05-AR13, Class A1C4, (1 Month US LIBOR + 0.86%), 0.952%, 10/25/45	70,407	69,692
		37,412,830
Total mortgage-backed securities (cost $145,561,479)		$133,617,950

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (25.5%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (2.3%)
Government National Mortgage Association Pass-Through Certificates
5.50%, 5/20/49	$70,851	$81,268
5.00%, 5/20/49	194,656	217,359
4.50%, with due dates from 10/20/49 to 1/20/50	134,285	149,045
4.00%, TBA, 6/1/51	2,000,000	2,122,812
4.00%, with due dates from 8/20/49 to 1/20/50	330,087	361,499
3.50%, with due dates from 8/20/49 to 11/20/49	1,189,918	1,288,591
		4,220,574
U.S. Government Agency Mortgage Obligations (23.2%)
Federal National Mortgage Association Pass-Through Certificates
5.00%, with due dates from 1/1/49 to 8/1/49	117,205	129,964
4.50%, 5/1/49	28,433	31,025
Uniform Mortgage-Backed Securities
5.00%, TBA, 6/1/51	1,000,000	1,099,698
4.00%, TBA, 6/1/51	3,000,000	3,205,781
3.50%, TBA, 6/1/51	9,000,000	9,500,625
3.50%, TBA, 5/1/51	1,000,000	1,057,500
3.00%, TBA, 7/1/51	6,000,000	6,262,031
3.00%, TBA, 6/1/51	19,000,000	19,844,609
2.50%, TBA, 6/1/51	1,000,000	1,035,391
		42,166,624
Total U.S. government and agency mortgage obligations (cost $46,430,155)		$46,387,198

26 Mortgage Opportunities Fund

ASSET-BACKED SECURITIES (4.8%)*	Principal amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE, (BBA LIBOR USD 3 Month + 2.90%), 3.047%, 7/25/24	$1,089,000	$1,090,089
LHOME Mortgage Trust 144A Ser. 21-RTL1, Class A1, 2.09%, 9/25/26 W	280,000	280,896
Mello Warehouse Securitization Trust 144A
FRB Ser. 20-1, Class A, (1 Month US LIBOR + 0.90%), 0.992%, 10/25/53	186,000	186,000
FRB Ser. 20-2, Class A, (1 Month US LIBOR + 0.80%), 0.892%, 11/25/53	112,000	112,000
Mortgage Repurchase Agreement Financing Trust FRB Ser. 20-4, Class A1, (1 Month US LIBOR + 1.35%), 1.445%, 4/23/23	320,000	320,053
Mortgage Repurchase Agreement Financing Trust 144A FRB Ser. 20-5, Class A1, (1 Month US LIBOR + 1.00%), 1.095%, 8/10/23	269,000	269,604
MRA Issuance Trust 144A
FRB Ser. 20-2, Class A2, (1 Month US LIBOR + 1.45%), 1.95%, 7/21/21	783,000	783,000
FRB Ser. 21-EBO1, Class A1X, (1 Month US LIBOR + 1.75%), 1.86%, 10/8/21	376,000	376,000
FRB Ser. 21-EBO4, Class A1X, (1 Month US LIBOR + 1.75%), 1.849%, 2/16/22	557,000	557,000
FRB Ser. 20-11, Class A1X, (1 Month US LIBOR + 1.70%), 1.801%, 4/22/22	428,000	428,000
FRB Ser. 20-12, Class A1X, (1 Month US LIBOR + 1.35%), 1.451%, 7/15/21	769,000	768,758
FRB Ser. 21-8, Class A1X, (1 Month US LIBOR + 1.15%), 1.26%, 10/15/21	777,000	776,573
Station Place Securitization Trust 144A
FRB Ser. 20-6, Class A, (1 Month US LIBOR + 1.75%), 1.843%, 9/7/21	690,000	690,000
FRB Ser. 20-13, Class A, (1 Month US LIBOR + 1.50%), 1.593%, 10/10/21	625,000	625,000
FRB Ser. 20-15, Class A, (1 Month US LIBOR + 1.37%), 1.463%, 12/10/21	620,000	620,000
FRB Ser. 21-6, Class A, (1 Month US LIBOR + 0.80%), 0.893%, 4/25/22	854,000	854,000
Total asset-backed securities (cost $8,734,994)		$8,736,973

PURCHASED SWAP OPTIONS OUTSTANDING (—%)*
Counterparty Fixed right % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike	Notional/ Contract amount	Value
Citibank, N.A.
0.915/3 month USD-LIBOR-BBA/Jul-31	Jul-21/0.915	$7,254,400	$73
JPMorgan Chase Bank N.A.
(1.81)/3 month USD-LIBOR-BBA/Jun-31	Jun-21/1.81	87,028,200	78,325
Total purchased swap options outstanding (cost $1,470,429)			$78,398

PURCHASED OPTIONS OUTSTANDING (0.3%)* Counterparty	Expiration date/strike price	Notional amount	Contract amount	Value
JPMorgan Chase Bank N.A.
Uniform Mortgage-Backed Securities 30 yr 2.50% TBA commitments (Call)	Jul-21/$103.38	$115,000,000	$115,000,000	$420,555
Uniform Mortgage-Backed Securities 30 yr 3.00% TBA commitments (Call)	Jul-21/104.42	79,000,000	79,000,000	155,156
Uniform Mortgage-Backed Securities 30 yr 3.50% TBA commitments (Call)	Jun-21/106.22	18,000,000	18,000,000	18
Total purchased options outstanding (cost $681,563)				$575,729

SHORT-TERM INVESTMENTS (34.7%)*		Principal amount/ shares	Value
Putnam Short Term Investment Fund Class P 0.08% L	Shares	33,381,437	$33,381,437
U.S. Treasury Bills 0.040%, 6/1/21 ∆		$3,000,000	3,000,000
U.S. Treasury Bills 0.036%, 6/3/21 # ∆		4,700,000	4,699,999
U.S. Treasury Bills 0.011%, 6/29/21 ∆		1,200,000	1,200,000
U.S. Treasury Bills 0.035%, 6/10/21 ∆		3,700,000	3,700,000
U.S. Treasury Bills 0.008%, 7/6/21 ∆ §		2,200,000	2,199,995
U.S. Treasury Bills 0.023%, 7/20/21 ∆ §		2,600,000	2,599,982
U.S. Treasury Bills 0.018%, 7/13/21 ∆		100,000	99,999
U.S. Treasury Cash Management Bills 0.020%, 8/3/21 ∆ §		3,000,000	2,999,922
U.S. Treasury Cash Management Bills 0.017%, 8/24/21 ∆ §		400,000	399,991
U.S. Treasury Cash Management Bills 0.018%, 9/28/21		3,100,000	3,099,846
U.S. Treasury Cash Management Bills 0.016%, 9/7/21 ∆ §		4,300,000	4,299,824
U.S. Treasury Cash Management Bills 0.012%, 9/21/21 ∆		1,400,000	1,399,956
Total short-term investments (cost $63,080,750)			$63,080,951

TOTAL INVESTMENTS
Total investments (cost $265,959,370)	$252,477,199

Mortgage Opportunities Fund 27

Key to holding’s abbreviations
bp	Basis Points
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
OTC	Over-the-counter
TBA	To Be Announced Commitments

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2020 through May 31, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $181,819,565.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $870,000 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $23,637,000 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
§	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $1,662,000 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
At the close of the reporting period, the fund maintained liquid assets totaling $168,181,052 to cover certain derivative contracts and delayed delivery securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS OUTSTANDING at 5/31/21
	Number of contracts	Notional amount	Value	Expiration date	Unrealized depreciation
U.S. Treasury Note 2 yr (Short)	1,904	$420,278,252	$420,278,252	Sep-21	$(64,592)
Unrealized appreciation					—
Unrealized (depreciation)					(64,592)
Total					$(64,592)

WRITTEN SWAP OPTIONS OUTSTANDING at 5/31/21 (premiums $1,476,595)
Counterparty Fixed Obligation % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike	Notional/contract amount	Value
Citibank, N.A.
1.415/3 month USD-LIBOR-BBA/Jul-31	Jul-21/1.415	$7,254,400	$137,689
JPMorgan Chase Bank N.A.
(1.81)/3 month USD-LIBOR-BBA/Jun-31	Jun-21/1.81	87,028,200	2,054,735
Total			$2,192,424

WRITTEN OPTIONS OUTSTANDING at 5/31/21 (premiums $681,563)
Counterparty	Expiration date/strike price	Notional amount	Contract amount	Value
JPMorgan Chase Bank N.A.
Uniform Mortgage-Backed Securities 30 yr 2.50% TBA commitments (Put)	Jul-21/$103.38	$115,000,000	$115,000,000	$488,060
Uniform Mortgage-Backed Securities 30 yr 3.00% TBA commitments (Put)	Jul-21/104.42	79,000,000	79,000,000	186,045
Uniform Mortgage-Backed Securities 30 yr 3.50% TBA commitments (Put)	Jun-21/106.22	18,000,000	18,000,000	115,308
Total				||6||

28 Mortgage Opportunities Fund

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 5/31/21
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/ contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Citibank, N.A.
1.657/3 month USD-LIBOR-BBA/Jun-31 (Purchased)	Jun-21/1.657	$7,254,500	$(62,389)	$15,742
1.629/3 month USD-LIBOR-BBA/Jun-31 (Purchased)	Jun-21/1.629	5,026,000	(39,957)	7,438
(0.884)/3 month USD-LIBOR-BBA/Jun-26 (Purchased)	Jun-21/0.884	10,300,400	(34,506)	2,884
0.884/3 month USD-LIBOR-BBA/Jun-26 (Purchased)	Jun-21/0.884	10,300,400	(34,506)	(7,004)
1.568/3 month USD-LIBOR-BBA/Jun-31 (Purchased)	Jun-21/1.568	5,150,200	(40,172)	(15,760)
(1.568)/3 month USD-LIBOR-BBA/Jun-31 (Purchased)	Jun-21/1.568	5,150,200	(40,172)	(16,429)
(1.629)/3 month USD-LIBOR-BBA/Jun-31 (Purchased)	Jun-21/1.629	5,026,000	(39,957)	(20,104)
(1.657)/3 month USD-LIBOR-BBA/Jun-31 (Purchased)	Jun-21/1.657	7,254,500	(62,389)	(46,065)
Goldman Sachs International
1.58/3 month USD-LIBOR-BBA/Jun-31 (Purchased)	Jun-21/1.58	7,254,450	(61,242)	(27,785)
(1.58)/3 month USD-LIBOR-BBA/Jun-31 (Purchased)	Jun-21/1.58	7,254,450	(61,242)	(39,537)
Unrealized appreciation				26,064
Unrealized (depreciation)				(172,684)
Total				$(146,620)

TBA SALE COMMITMENTS OUTSTANDING at 5/31/21 (proceeds receivable $42,538,828)
Agency	Principal amount	Settlement date	Value
Government National Mortgage Association, 3.50%, 6/1/51	$1,000,000	6/21/21	$1,051,875
Uniform Mortgage-Backed Securities, 3.50%, 5/1/51	1,000,000	5/13/21	1,057,499
Uniform Mortgage-Backed Securities, 3.00%, 6/1/51	6,000,000	6/14/21	6,266,719
Uniform Mortgage-Backed Securities, 2.00%, 6/1/51	34,000,000	6/14/21	34,347,970
Total			$42,724,063

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 5/31/21
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$12,413,400	$164,366	$(100)	7/6/25	3 month USD-LIBOR-BBA — Quarterly	0.35% — Semiannually	$(150,718)
15,053,100	233,805	(122)	7/14/25	3 month USD-LIBOR-BBA — Quarterly	0.30% — Semiannually	(220,469)
6,947,600	503,576	(92)	7/15/30	3 month USD-LIBOR-BBA — Quarterly	0.645% — Semiannually	(488,406)
24,827,000	2,017,665	(329)	8/5/30	3 month USD-LIBOR-BBA — Quarterly	0.556% — Semiannually	(1,976,800)
24,827,000	2,037,428	(151,774)	9/8/30	0.564% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	1,863,658
10,710,800	187,867	(87)	8/12/25	3 month USD-LIBOR-BBA — Quarterly	0.277% — Semiannually	(179,968)
13,692,500	232,526	(129)	10/13/25	0.344% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	229,611
23,171,900	1,614,317	(307)	10/7/30	0.717% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	1,596,160
24,827,000	1,743,228	(133,154)	11/4/30	0.724% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	1,599,984
14,474,100	204,316	(117)	10/13/25	0.41% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	199,981
14,474,100	182,359	(117)	11/16/25	0.471% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	180,531
14,799,100	229,460	(120)	12/16/25	3 month USD-LIBOR-BBA — Quarterly	0.428% — Semiannually	(206,547)
9,330,000	496,524	(124)	1/6/31	3 month USD-LIBOR-BBA — Quarterly	0.937% — Semiannually	(464,255)
13,928,500	145,567	(113)	1/13/26	0.5615% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	119,029
2,698,700	95,148	(38)	4/15/31	1.165% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	91,740
2,611,600	102,578 E	(37)	7/15/31	1.165% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	102,541
7,254,400	50,643	21,667	4/15/31	3 month USD-LIBOR-BBA — Quarterly	1.465% — Semiannually	(17,136)
14,508,900	151,168	(33,125)	3/9/26	0.5996% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	104,503
2,930,800	30,325	(24)	2/10/26	0.584% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	25,314
2,396,900	70,047	(32)	2/16/31	1.212% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	61,698
335,404,000	472,920 E	11,270	6/16/23	3 month USD-LIBOR-BBA — Quarterly	0.30% — Semiannually	484,190
103,370,000	339,984 E	(539,373)	6/16/26	0.95% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(879,357)
46,811,000	404,026 E	579,266	6/16/31	3 month USD-LIBOR-BBA — Quarterly	1.65% — Semiannually	983,296
12,444,000	46,254 E	546,978	6/16/51	3 month USD-LIBOR-BBA — Quarterly	2.00% — Semiannually	593,232
7,254,500	4,512	(96)	3/15/31	1.525% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(16,049)
5,006,000	92,381	(49,501)	4/21/31	3 month USD-LIBOR-BBA — Quarterly	1.736% — Semiannually	51,476

Mortgage Opportunities Fund 29

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 5/31/21 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$11,807,100	$61,881	$(111)	4/1/26	0.94375% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	$(76,530)
4,752,000	85,679	(63)	3/31/31	1.7275% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(97,766)
5,173,000	111,292	(69)	4/1/31	3 month USD-LIBOR-BBA — Quarterly	1.765% — Semiannually	124,673
42,817,000	56,775	(161)	4/1/23	0.279% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(62,218)
5,757,000	124,668	(76)	4/1/31	1.7665% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(139,727)
5,883,000	108,806	(78)	4/7/31	3 month USD-LIBOR-BBA — Quarterly	1.734% — Semiannually	122,234
5,772,000	49,299	(47)	4/8/26	3 month USD-LIBOR-BBA — Quarterly	1.0161% — Semiannually	56,178
5,772,000	51,515	(47)	4/8/26	3 month USD-LIBOR-BBA — Quarterly	1.0241% — Semiannually	58,462
14,508,900	141,926	(137)	4/15/26	1.045% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(157,956)
2,921,000	39,904	(39)	4/12/31	3 month USD-LIBOR-BBA — Quarterly	1.684% — Semiannually	45,799
6,147,000	8,858	(23)	4/13/23	0.2875% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(9,669)
3,027,000	47,482	(40)	4/13/31	3 month USD-LIBOR-BBA — Quarterly	1.7055% — Semiannually	53,552
5,215,000	7,025	(20)	4/13/23	0.2825% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(7,678)
9,465,000	121,256	(126)	4/13/31	1.675% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(140,105)
21,691,000	28,480	(82)	4/13/23	3 month USD-LIBOR-BBA — Quarterly	0.2807% — Semiannually	30,981
7,254,500	110,595	(96)	4/21/31	1.702% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(122,873)
29,378,000	41,864	(111)	4/15/23	0.2875% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(45,719)
4,898,000	42,353	(65)	4/16/31	3 month USD-LIBOR-BBA — Quarterly	1.631% — Semiannually	51,125
3,244,000	14,085	(43)	4/19/31	1.5865% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(19,398)
1,925,000	2,146	(66)	4/20/51	3 month USD-LIBOR-BBA — Quarterly	1.9765% — Semiannually	1,698
1,224,000	4,443	(42)	4/21/51	1.9965% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(6,941)
1,507,000	9,056	(51)	4/22/51	2.0065% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(12,075)
2,035,000	8,150	(69)	4/26/51	3 month USD-LIBOR-BBA — Quarterly	1.998% — Semiannually	11,676
33,500	21	—	4/27/31	3 month USD-LIBOR-BBA — Quarterly	1.5355% — Semiannually	21
3,032,000	7,283	(40)	4/28/31	1.5675% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(11,153)
5,130,300	22,855	(68)	5/5/31	3 month USD-LIBOR-BBA — Quarterly	1.591% — Semiannually	28,004
1,698,000	2,160	(6)	4/28/23	3 month USD-LIBOR-BBA — Quarterly	0.2825% — Semiannually	2,298
5,176,000	9,985	(69)	4/28/31	3 month USD-LIBOR-BBA — Quarterly	1.5625% — Semiannually	16,430
1,698,000	2,143	(6)	4/28/23	3 month USD-LIBOR-BBA — Quarterly	0.282% — Semiannually	2,280
5,176,000	9,446	(69)	4/28/31	3 month USD-LIBOR-BBA — Quarterly	1.5614% — Semiannually	15,886
4,368,000	10,234	(58)	4/29/31	1.5665% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(15,665)
2,813,000	22,608	(37)	4/30/31	1.627% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(26,123)
2,760,000	25,113	(37)	5/4/31	3 month USD-LIBOR-BBA — Quarterly	1.64% — Semiannually	28,094
2,897,000	25,398	(38)	5/5/31	3 month USD-LIBOR-BBA — Quarterly	1.6365% — Semiannually	28,400
17,860,000	86,996	(144)	5/5/26	3 month USD-LIBOR-BBA — Quarterly	0.954% — Semiannually	96,795
4,390,000	69,085	(150)	5/5/51	2.0475% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(75,146)
4,929,000	36,440	(65)	5/5/31	3 month USD-LIBOR-BBA — Quarterly	1.622% — Semiannually	41,497
38,314,000	48,735	(144)	5/5/23	0.284% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(51,670)
1,590,000	20,115	(54)	5/5/51	3 month USD-LIBOR-BBA — Quarterly	2.0345% — Semiannually	22,187
3,101,000	9,855	(41)	5/6/31	1.5775% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(12,900)
2,468,000	4,452	(33)	5/6/31	3 month USD-LIBOR-BBA — Quarterly	1.563% — Semiannually	6,786
1,899,000	20,448	(65)	5/7/51	2.0265% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(22,855)
7,254,450	18,267	(96)	5/17/31	3 month USD-LIBOR-BBA — Quarterly	1.573% — Semiannually	22,137
4,084,000	19,448	(54)	5/14/31	1.5955% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(22,264)
7,254,500	67,053	(96)	5/21/31	3 month USD-LIBOR-BBA — Quarterly	1.644% — Semiannually	69,939
777,000	20,308	(26)	5/17/51	2.091% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(20,916)
6,399,000	46,924	(85)	5/17/31	3 month USD-LIBOR-BBA — Quarterly	1.62364% — Semiannually	50,464
6,399,000	44,160	(85)	5/17/31	3 month USD-LIBOR-BBA — Quarterly	1.6191% — Semiannually	47,688
12,143,000	55,591	(161)	5/18/31	1.5890% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(61,987)
98,285,000	65,556	(371)	5/18/23	3 month USD-LIBOR-BBA — Quarterly	0.2545% — Semiannually	68,289
10,569,000	18,274	(86)	5/18/26	3 month USD-LIBOR-BBA — Quarterly	0.896% — Semiannually	20,970
27,152,500	19,903	(102)	5/18/23	0.2578% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(20,895)
27,152,500	20,120	(102)	5/18/23	0.2582% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(21,116)
2,923,500	17,860	(39)	5/27/31	1.612% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(18,366)
3,201,000	13,489	(42)	5/20/31	1.5910% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(14,928)

30 Mortgage Opportunities Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 5/31/21 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$3,130,000	$22,680	$(42)	5/21/31	3 month USD-LIBOR-BBA — Quarterly	1.623% — Semiannually	$23,907
4,271,000	65,517	(146)	5/24/51	3 month USD-LIBOR-BBA — Quarterly	2.0455% — Semiannually	66,928
17,704,000	45,517	(143)	5/24/26	0.9175% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(48,228)
3,626,000	27,529	(48)	5/24/31	1.628% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(28,604)
10,260,600	7,501 E	(97)	6/4/23	3 month USD-LIBOR-BBA — Quarterly	0.857% — Semiannually	(7,597)
36,980,000	3,735	(139)	6/1/23	0.228% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(3,874)
4,348,000	7,957	(58)	6/2/31	1.578% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(8,015)
41,742,000	3,757	(157)	6/2/23	3 month USD-LIBOR-BBA — Quarterly	0.233% — Semiannually	3,599
Total		$245,309	$3,515,259
E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/21
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
$48,581	$48,486	$—	1/12/43	(3.50%) 1 month USD-LIBOR — Monthly	Synthetic TRS Index 3.50% 30 year Fannie Mae pools — Monthly	$(463)
16,187	16,050	—	1/12/41	(4.00%) 1 month USD-LIBOR — Monthly	Synthetic TRS Index 4.00% 30 year Fannie Mae pools — Monthly	(68)
20,345	20,173	—	1/12/41	(4.00%) 1 month USD-LIBOR — Monthly	Synthetic TRS Index 4.00% 30 year Fannie Mae pools — Monthly	(85)
Credit Suisse International
100,841	100,644	—	1/12/41	3.50% ( 1 month USD-LIBOR) — Monthly	Synthetic TRS Index 3.50% 30 year Fannie Mae pools — Monthly	962
36,532	36,223	—	1/12/41	4.00% ( 1 month USD-LIBOR) — Monthly	Synthetic TRS Index 4.00% 30 year Fannie Mae pools — Monthly	153
8,045	7,994	—	1/12/44	4.00% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 4.00% 30 year Fannie Mae pools — Monthly	47
7,758	7,704	—	1/12/45	4.00% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 4.00% 30 year Fannie Mae pools — Monthly	49
Goldman Sachs International
3,323	3,293	—	1/12/44	(3.00%) 1 month USD-LIBOR — Monthly	Synthetic TRS Index 3.00% 30 year Fannie Mae pools — Monthly	(8)
52,260	52,158	—	1/12/43	(3.50%) 1 month USD-LIBOR — Monthly	Synthetic TRS Index 3.50% 30 year Fannie Mae pools — Monthly	(499)
8,466	8,408	—	1/12/45	4.00% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 4.00% 30 year Fannie Mae pools — Monthly	54
JPMorgan Securities LLC
5,467	5,432	—	1/12/44	4.00% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 4.00% 30 year Fannie Mae pools — Monthly	32
13,512	13,426	—	1/12/44	(4.00%) 1 month USD-LIBOR — Monthly	Synthetic TRS Index 4.00% 30 year Fannie Mae pools — Monthly	(79)
Upfront premium received		—		Unrealized appreciation		1,297
Upfront premium (paid)		—		Unrealized (depreciation)		(1,202)
Total		$—		Total	$95

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 5/31/21
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
CMBX NA BBB−.7 Index	BB/P	$34	$6,000	$1,205	1/17/47	300 bp — Monthly	$(1,168)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	A-/P	22,323	187,000	16,512	5/11/63	200 bp — Monthly	5,884
CMBX NA BB.11 Index	BB−/P	365,555	647,000	81,069	11/18/54	500 bp — Monthly	285,115

Mortgage Opportunities Fund 31

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 5/31/21 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.13 Index	BB−/P	$25,194	$252,000	$26,057	12/16/72	500 bp — Monthly	$(618)
CMBX NA BB.13 Index	BB−/P	30,616	336,000	34,742	12/16/72	500 bp — Monthly	(3,800)
CMBX NA BB.13 Index	BB−/P	52,944	561,000	58,007	12/16/72	500 bp — Monthly	(4,518)
CMBX NA BB.13 Index	BB−/P	182,893	2,006,000	207,420	12/16/72	500 bp — Monthly	(22,577)
CMBX NA BB.6 Index	B-/P	71,327	426,829	202,872	5/11/63	500 bp — Monthly	(131,130)
CMBX NA BB.6 Index	B-/P	154,784	1,049,085	498,630	5/11/63	500 bp — Monthly	(342,826)
CMBX NA BB.6 Index	B-/P	754,500	1,467,164	697,343	5/11/63	500 bp — Monthly	58,583
CMBX NA BB.7 Index	B/P	60,373	1,183,000	432,505	1/17/47	500 bp — Monthly	(370,982)
CMBX NA BBB− .13 Index	BBB−/P	37,457	398,000	27,144	12/16/72	300 bp — Monthly	10,545
CMBX NA BBB− .13 Index	BBB−/P	47,970	547,000	37,305	12/16/72	300 bp — Monthly	10,984
CMBX NA BBB− .14 Index	BBB−/P	460	15,000	738	12/16/72	300 bp — Monthly	(269)
CMBX NA BBB− .14 Index	BBB−/P	1,278	41,000	2,017	12/16/72	300 bp — Monthly	(716)
CMBX NA BBB− .14 Index	BBB−/P	16,632	509,000	25,043	12/16/72	300 bp — Monthly	(8,114)
CMBX NA BBB− .6 Index	BB−/P	16,660	68,000	19,128	5/11/63	300 bp — Monthly	(2,429)
CMBX NA BBB−.12 Index	BBB−/P	5,127	87,000	5,368	8/17/61	300 bp — Monthly	(190)
CMBX NA BBB−.14 Index	BBB−/P	677	16,000	787	12/16/72	300 bp — Monthly	(101)
CMBX NA BBB−.14 Index	BBB−/P	11,401	228,000	11,218	12/16/72	300 bp — Monthly	316
Credit Suisse International
CMBX NA A.7 Index	BBB+/P	110	3,000	192	1/17/47	200 bp — Monthly	(80)
CMBX NA BB.7 Index	B/P	44,810	335,000	122,476	1/17/47	500 bp — Monthly	(77,340)
CMBX NA BBB−.6 Index	BB−/P	1,768	16,000	4,501	5/11/63	300 bp — Monthly	(2,724)
CMBX NA BBB−.6 Index	BB−/P	4,088	37,000	10,408	5/11/63	300 bp — Monthly	(6,298)
CMBX NA BBB−.7 Index	BB/P	1,379	21,000	4,219	1/17/47	300 bp — Monthly	(2,827)
Goldman Sachs International
CMBX NA BB.13 Index	BB−/P	23,560	245,000	25,333	12/16/72	500 bp — Monthly	(1,535)
CMBX NA BB.6 Index	B-/P	34,230	234,318	111,372	5/11/63	500 bp — Monthly	(76,914)
CMBX NA BB.9 Index	B+/P	264,866	655,000	175,213	9/17/58	500 bp — Monthly	90,290
CMBX NA BBB−.6 Index	BB−/P	68	1,000	281	5/11/63	300 bp — Monthly	(213)
CMBX NA BBB−.6 Index	BB−/P	833	6,000	1,688	5/11/63	300 bp — Monthly	(851)
CMBX NA BBB−.6 Index	BB−/P	520	6,000	1,688	5/11/63	300 bp — Monthly	(1,164)
CMBX NA BBB−.6 Index	BB−/P	758	7,000	1,969	5/11/63	300 bp — Monthly	(1,207)
CMBX NA BBB−.6 Index	BB−/P	580	7,000	1,969	5/11/63	300 bp — Monthly	(1,385)
CMBX NA BBB−.6 Index	BB−/P	780	7,000	1,969	5/11/63	300 bp — Monthly	(1,185)
CMBX NA BBB−.6 Index	BB−/P	2,196	19,000	5,345	5/11/63	300 bp — Monthly	(3,138)
CMBX NA BBB−.6 Index	BB−/P	4,985	35,000	9,846	5/11/63	300 bp — Monthly	(4,840)
CMBX NA BBB−.6 Index	BB−/P	2,932	39,000	10,971	5/11/63	300 bp — Monthly	(8,016)
CMBX NA BBB−.6 Index	BB−/P	4,589	41,000	11,533	5/11/63	300 bp — Monthly	(6,921)
CMBX NA BBB−.6 Index	BB−/P	6,102	52,000	14,628	5/11/63	300 bp — Monthly	(8,496)
CMBX NA BBB−.6 Index	BB−/P	6,807	61,000	17,159	5/11/63	300 bp — Monthly	(10,317)
CMBX NA BBB−.6 Index	BB−/P	6,807	61,000	17,159	5/11/63	300 bp — Monthly	(10,317)
CMBX NA BBB−.6 Index	BB−/P	8,944	80,000	22,504	5/11/63	300 bp — Monthly	(13,514)
CMBX NA BBB−.6 Index	BB−/P	18,576	121,000	34,037	5/11/63	300 bp — Monthly	(15,390)
CMBX NA BBB−.6 Index	BB−/P	19,769	166,000	46,696	5/11/63	300 bp — Monthly	(26,830)
CMBX NA BBB−.6 Index	BB−/P	28,389	179,000	50,353	5/11/63	300 bp — Monthly	(21,859)
CMBX NA BBB−.6 Index	BB−/P	22,689	192,000	54,010	5/11/63	300 bp — Monthly	(31,209)
CMBX NA BBB−.6 Index	BB−/P	22,767	192,000	54,010	5/11/63	300 bp — Monthly	(31,130)
CMBX NA BBB−.6 Index	BB−/P	31,086	196,000	55,135	5/11/63	300 bp — Monthly	(23,935)
CMBX NA BBB−.6 Index	BB−/P	15,110	199,000	55,979	5/11/63	300 bp — Monthly	(40,753)
CMBX NA BBB−.6 Index	BB−/P	23,894	270,000	75,951	5/11/63	300 bp — Monthly	(51,899)
CMBX NA BBB−.6 Index	BB−/P	42,824	274,000	77,076	5/11/63	300 bp — Monthly	(34,092)
CMBX NA BBB−.6 Index	BB−/P	21,083	286,000	80,452	5/11/63	300 bp — Monthly	(59,202)
CMBX NA BBB−.6 Index	BB−/P	20,957	286,000	80,452	5/11/63	300 bp — Monthly	(59,328)
CMBX NA BBB−.6 Index	BB−/P	22,360	295,000	82,984	5/11/63	300 bp — Monthly	(60,452)

32 Mortgage Opportunities Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 5/31/21 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB−.6 Index	BB−/P	$37,025	$300,000	$84,390	5/11/63	300 bp — Monthly	$(47,190)
CMBX NA BBB−.6 Index	BB−/P	34,253	310,000	87,203	5/11/63	300 bp — Monthly	(52,770)
CMBX NA BBB−.6 Index	BB−/P	29,179	364,000	102,393	5/11/63	300 bp — Monthly	(73,002)
CMBX NA BBB−.6 Index	BB−/P	36,144	430,000	120,959	5/11/63	300 bp — Monthly	(84,564)
CMBX NA BBB−.6 Index	BB−/P	37,588	592,000	166,530	5/11/63	300 bp — Monthly	(128,597)
CMBX NA BBB−.7 Index	BB/P	370	5,000	1,005	1/17/47	300 bp — Monthly	(632)
CMBX NA BBB−.7 Index	BB/P	3,816	37,000	7,433	1/17/47	300 bp — Monthly	(3,596)
CMBX NA BBB−.7 Index	BB/P	4,227	52,000	10,447	1/17/47	300 bp — Monthly	(6,189)
CMBX NA BBB−.7 Index	BB/P	4,856	57,000	11,451	1/17/47	300 bp — Monthly	(6,563)
CMBX NA BBB−.7 Index	BB/P	23,196	206,000	41,385	1/17/47	300 bp — Monthly	(18,070)
JPMorgan Securities LLC
CMBX NA A.6 Index	A-/P	560	4,000	353	5/11/63	200 bp — Monthly	208
CMBX NA BB.10 Index	B+/P	23,189	289,000	87,047	5/11/63	500 bp — Monthly	(63,577)
CMBX NA BB.6 Index	B-/P	974,000	1,839,545	874,336	5/11/63	500 bp — Monthly	101,452
CMBX NA BBB−.6 Index	BB−/P	11,650,589	36,442,000	10,251,135	5/11/63	300 bp — Monthly	1,442,913
CMBX NA BBB−.7 Index	BB/P	21,129	90,000	18,081	1/17/47	300 bp — Monthly	3,100
Merrill Lynch International
CMBX NA BB.6 Index	B-/P	41,596	361,686	171,910	5/11/63	500 bp — Monthly	(129,962)
CMBX NA BB.7 Index	B/P	16,216	134,000	48,990	1/17/47	500 bp — Monthly	(32,644)
CMBX NA BB.7 Index	B/P	27,163	287,000	104,927	1/17/47	500 bp — Monthly	(77,485)
CMBX NA BBB− .6 Index	BB−/P	2,563,258	9,513,000	2,676,007	5/11/63	300 bp — Monthly	(107,199)
Morgan Stanley & Co. International PLC
CMBX NA BB.13 Index	BB−/P	29,856	321,000	33,191	12/16/72	500 bp — Monthly	(3,023)
CMBX NA BB.13 Index	BB−/P	31,276	341,000	35,259	12/16/72	500 bp — Monthly	(3,652)
CMBX NA BB.13 Index	BB−/P	38,127	404,000	41,774	12/16/72	500 bp — Monthly	(3,254)
CMBX NA BB.13 Index	BB−/P	53,032	582,000	60,179	12/16/72	500 bp — Monthly	(6,581)
CMBX NA BB.13 Index	BB−/P	54,405	589,000	60,903	12/16/72	500 bp — Monthly	(5,925)
CMBX NA BB.13 Index	BB−/P	101,068	1,051,000	108,673	12/16/72	500 bp — Monthly	(6,584)
CMBX NA BB.13 Index	BB−/P	117,062	1,275,000	131,835	12/16/72	500 bp — Monthly	(13,533)
CMBX NA BB.6 Index	B-/P	68,880	159,453	75,788	5/11/63	500 bp — Monthly	(6,753)
CMBX NA BB.6 Index	B-/P	29,053	232,374	110,447	5/11/63	500 bp — Monthly	(81,168)
CMBX NA BB.9 Index	B+/P	40,857	102,000	27,285	9/17/58	500 bp — Monthly	13,671
CMBX NA BBB−.14 Index	BBB−/P	729	24,000	1,181	12/16/72	300 bp — Monthly	(437)
CMBX NA BBB−.14 Index	BBB−/P	4,369	155,000	7,626	12/16/72	300 bp — Monthly	(3,167)
CMBX NA BBB−.12 Index	BBB−/P	2,122	36,000	2,221	8/17/61	300 bp — Monthly	(79)
CMBX NA BBB−.6 Index	BB−/P	41,903	571,000	160,622	5/11/63	300 bp — Monthly	(118,386)
CMBX NA BBB−.6 Index	BB−/P	59,391	711,000	200,004	5/11/63	300 bp — Monthly	(140,199)
CMBX NA BBB−.6 Index	BB−/P	316,365	917,000	257,952	5/11/63	300 bp — Monthly	58,948
CMBX NA BBB−.6 Index	BB−/P	69,002	1,051,000	295,646	5/11/63	300 bp — Monthly	(226,031)
CMBX NA BBB−.6 Index	BB−/P	69,717	1,056,000	297,053	5/11/63	300 bp — Monthly	(226,720)
CMBX NA BBB−.6 Index	BB−/P	87,617	1,093,000	307,461	5/11/63	300 bp — Monthly	(219,207)
CMBX NA BBB−.6 Index	BB−/P	110,571	1,476,000	415,199	5/11/63	300 bp — Monthly	(303,766)
CMBX NA BBB−.6 Index	BB−/P	1,392,867	21,024,500	5,914,192	5/11/63	300 bp — Monthly	(4,509,060)
Upfront premium received		20,816,044		Unrealized appreciation		2,082,009
Upfront premium (paid)		—		Unrealized (depreciation)		(8,294,364)
Total		$20,816,044		Total		$(6,212,355)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at May 31, 2021. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Mortgage Opportunities Fund 33

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 5/31/21
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	$(11,103)	$110,000	$9,713	5/11/63	(200 bp) — Monthly	$(1,433)
CMBX NA A.7 Index	(22)	3,000	192	1/17/47	(200 bp) — Monthly	168
CMBX NA BB.10 Index	(13,985)	134,000	40,361	11/17/59	(500 bp) — Monthly	26,246
CMBX NA BB.10 Index	(12,061)	110,000	33,132	11/17/59	(500 bp) — Monthly	20,964
CMBX NA BB.11 Index	(53,073)	735,000	92,096	11/18/54	(500 bp) — Monthly	38,308
CMBX NA BB.11 Index	(78,125)	603,000	75,556	11/18/54	(500 bp) — Monthly	(3,155)
CMBX NA BB.11 Index	(25,963)	509,000	63,778	11/18/54	(500 bp) — Monthly	37,320
CMBX NA BB.11 Index	(26,404)	509,000	63,778	11/18/54	(500 bp) — Monthly	36,879
CMBX NA BB.11 Index	(17,530)	255,000	31,952	11/18/54	(500 bp) — Monthly	14,174
CMBX NA BB.11 Index	(13,102)	139,000	17,417	11/18/54	(500 bp) — Monthly	4,179
CMBX NA BB.12 Index	(36,732)	428,000	57,352	8/17/61	(500 bp) — Monthly	20,204
CMBX NA BB.8 Index	(38,367)	298,276	114,448	10/17/57	(500 bp) — Monthly	75,792
CMBX NA BB.9 Index	(7,104)	181,000	48,418	9/17/58	(500 bp) — Monthly	41,137
CMBX NA BB.9 Index	(3,698)	102,000	27,285	9/17/58	(500 bp) — Monthly	23,488
CMBX NA BB.9 Index	(1,355)	21,000	5,618	9/17/58	(500 bp) — Monthly	4,242
CMBX NA BBB− .10 Index	(479,876)	2,791,000	315,383	11/17/59	(300 bp) — Monthly	(166,121)
CMBX NA BBB− .12 Index	(8,468)	123,000	7,589	8/17/61	(300 bp) — Monthly	(950)
CMBX NA BBB− .6 Index	(648,050)	1,994,000	560,912	5/11/63	(300 bp) — Monthly	(88,301)
CMBX NA BBB−.10 Index	(262,173)	880,000	99,440	11/17/59	(300 bp) — Monthly	(163,246)
CMBX NA BBB−.10 Index	(41,106)	336,000	37,968	11/17/59	(300 bp) — Monthly	(3,334)
CMBX NA BBB−.10 Index	(3,824)	30,000	3,390	11/17/59	(300 bp) — Monthly	(452)
CMBX NA BBB−.13 Index	(42,511)	561,000	38,260	12/16/72	(300 bp) — Monthly	(4,578)
CMBX NA BBB−.7 Index	(60,813)	278,000	55,850	1/17/47	(300 bp) — Monthly	(5,124)
CMBX NA BBB−.7 Index	(989)	196,000	39,376	1/17/47	(300 bp) — Monthly	38,273
CMBX NA BBB−.8 Index	(13,594)	87,000	13,276	10/17/57	(300 bp) — Monthly	(368)
CMBX NA BBB−.9 Index	(56,545)	239,000	23,613	9/17/58	(300 bp) — Monthly	(33,071)
Credit Suisse International
CMBX NA BB.10 Index	(50,421)	424,000	127,709	11/17/59	(500 bp) — Monthly	76,876
CMBX NA BB.10 Index	(27,719)	223,000	67,168	11/17/59	(500 bp) — Monthly	39,232
Goldman Sachs International
CMBX NA A .6 Index	(1,060)	16,000	1,413	5/11/63	(200 bp) — Monthly	347
CMBX NA BB.7 Index	(43,198)	227,000	82,991	1/17/47	(500 bp) — Monthly	39,572
CMBX NA BB.8 Index	(11,330)	96,529	37,038	10/17/57	(500 bp) — Monthly	25,615
CMBX NA BB.9 Index	(16,195)	417,000	111,548	9/17/58	(500 bp) — Monthly	94,947
CMBX NA BB.9 Index	(62,086)	390,000	104,325	9/17/58	(500 bp) — Monthly	41,860
CMBX NA BB.9 Index	(26,089)	250,000	66,875	9/17/58	(500 bp) — Monthly	40,543
CMBX NA BB.9 Index	(31,123)	197,000	52,698	9/17/58	(500 bp) — Monthly	21,383
CMBX NA BB.9 Index	(30,349)	190,000	50,825	9/17/58	(500 bp) — Monthly	20,292
CMBX NA BB.9 Index	(6,035)	56,000	14,980	9/17/58	(500 bp) — Monthly	8,890
CMBX NA BB.9 Index	(6,188)	52,000	13,910	9/17/58	(500 bp) — Monthly	7,671
CMBX NA BB.9 Index	(6,258)	52,000	13,910	9/17/58	(500 bp) — Monthly	7,601
CMBX NA BBB−.13 Index	(18,566)	245,000	16,709	12/16/72	(300 bp) — Monthly	(2,000)
CMBX NA BBB−.13 Index	(366)	6,000	409	12/16/72	(300 bp) — Monthly	40
CMBX NA BBB−.6 Index	(32,934)	601,000	169,061	5/11/63	(300 bp) — Monthly	135,776
JPMorgan Securities LLC
CMBX NA BB.11 Index	(2,338,617)	4,288,000	537,286	11/18/54	(500 bp) — Monthly	(1,805,501)
CMBX NA BB.12 Index	(60,963)	111,000	14,874	8/17/61	(500 bp) — Monthly	(46,197)
CMBX NA BB.17 Index	(1,282,407)	2,619,000	957,506	1/17/47	(500 bp) — Monthly	(327,447)
CMBX NA BBB− .10 Index	(21,935)	133,000	15,029	11/17/59	(300 bp) — Monthly	(6,983)
CMBX NA BBB−.10 Index	(85,802)	288,000	32,544	11/17/59	(300 bp) — Monthly	(53,426)
CMBX NA BBB−.10 Index	(48,454)	172,000	19,436	11/17/59	(300 bp) — Monthly	(29,118)

34 Mortgage Opportunities Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 5/31/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Merrill Lynch International
CMBX NA BB.10 Index	$(19,061)	$335,000	$100,902	11/17/59	(500 bp) — Monthly	$81,515
CMBX NA BB.11 Index	(125,536)	254,000	31,826	11/18/54	(500 bp) — Monthly	(93,956)
Morgan Stanley & Co. International PLC
CMBX NA BB.10 Index	(14,053)	134,000	40,361	11/17/59	(500 bp) — Monthly	26,177
CMBX NA BB.11 Index	(42,033)	428,000	53,628	11/18/54	(500 bp) — Monthly	11,180
CMBX NA BB.11 Index	(11,420)	117,000	14,660	11/18/54	(500 bp) — Monthly	3,126
CMBX NA BB.12 Index	(55,505)	1,051,000	140,834	8/17/61	(500 bp) — Monthly	84,307
CMBX NA BB.12 Index	(28,670)	401,000	53,734	8/17/61	(500 bp) — Monthly	24,674
CMBX NA BB.12 Index	(20,225)	277,000	37,118	8/17/61	(500 bp) — Monthly	16,623
CMBX NA BB.7 Index	(63,621)	340,000	124,304	1/17/47	(500 bp) — Monthly	60,352
CMBX NA BB.7 Index	(34,709)	180,000	65,808	1/17/47	(500 bp) — Monthly	30,924
CMBX NA BB.9 Index	(37,254)	1,056,000	282,480	9/17/58	(500 bp) — Monthly	244,199
CMBX NA BB.9 Index	(6,646)	170,000	45,475	9/17/58	(500 bp) — Monthly	38,664
CMBX NA BB.9 Index	(12,489)	103,000	27,553	9/17/58	(500 bp) — Monthly	14,964
CMBX NA BB.9 Index	(12,822)	89,000	23,808	9/17/58	(500 bp) — Monthly	10,899
CMBX NA BB.9 Index	(9,990)	66,000	17,655	9/17/58	(500 bp) — Monthly	7,601
CMBX NA BB.9 Index	(5,559)	65,000	17,388	9/17/58	(500 bp) — Monthly	11,765
CMBX NA BB.9 Index	(3,447)	56,000	14,980	9/17/58	(500 bp) — Monthly	11,479
CMBX NA BB.9 Index	(6,305)	52,000	13,910	9/17/58	(500 bp) — Monthly	7,554
CMBX NA BB.9 Index	(1,358)	10,000	2,675	9/17/58	(500 bp) — Monthly	1,307
CMBX NA BBB−.8 Index	(210,480)	1,353,000	206,468	10/17/57	(300 bp) — Monthly	(4,802)
CMBX NA BBB−.8 Index	(107,262)	684,000	104,378	10/17/57	(300 bp) — Monthly	(3,282)
CMBX NA BBB−.10 Index	(12,576)	58,000	6,554	11/17/59	(300 bp) — Monthly	(6,056)
CMBX NA BBB−.10 Index	(11,028)	51,000	5,763	11/17/59	(300 bp) — Monthly	(5,295)
CMBX NA BBB−.10 Index	(6,722)	53,000	5,989	11/17/59	(300 bp) — Monthly	(764)
CMBX NA BBB−.13 Index	(123)	2,000	136	12/16/72	(300 bp) — Monthly	12
CMBX NA BBB−.8 Index	(5,625)	36,000	5,494	10/17/57	(300 bp) — Monthly	(152)
Upfront premium received	—		Unrealized appreciation		1,629,341
Upfront premium (paid)	(7,029,187)		Unrealized (depreciation)		(2,855,112)
Total	$(7,029,187)		Total		$(1,225,771)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Mortgage Opportunities Fund 35

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$8,736,973	$—
Mortgage-backed securities	—	133,617,950	—
Purchased options outstanding	—	575,729	—
Purchased swap options outstanding	—	78,398	—
U.S. government and agency mortgage obligations	—	46,387,198	—
Short-term investments	—	63,080,951	—
Totals by level	$—	$252,477,199	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$(64,592)	$—	$—
Written options outstanding	—	(789,413)	—
Written swap options outstanding	—	(2,192,424)	—
Forward premium swap option contracts	—	(146,620)	—
TBA sale commitments	—	(42,724,063)	—
Interest rate swap contracts	—	3,269,950	—
Total return swap contracts	—	95	—
Credit default contracts	—	(21,224,983)	—
Totals by level	$(64,592)	$(63,807,458)	$—

The accompanying notes are an integral part of these financial statements.

36 Mortgage Opportunities Fund

Statement of assets and liabilities 5/31/21

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $232,577,933)	$219,095,762
Affiliated issuers (identified cost $33,381,437) (Notes 1 and 5)	33,381,437
Interest and other receivables	1,290,968
Receivable for shares of the fund sold	46,310
Receivable for investments sold	410
Receivable for sales of TBA securities (Note 1)	36,298,527
Receivable from Manager (Note 2)	40,897
Receivable for variation margin on centrally cleared swap contracts (Note 1)	535,368
Unrealized appreciation on forward premium swap option contracts (Note 1)	26,064
Unrealized appreciation on OTC swap contracts (Note 1)	3,712,647
Premium paid on OTC swap contracts (Note 1)	7,029,187
Prepaid assets	46,202
Total assets	301,503,779

LIABILITIES
Payable for investments purchased	3,100,009
Payable for purchases of TBA securities (Note 1)	38,028,478
Payable for shares of the fund repurchased	6
Payable for custodian fees (Note 2)	37,253
Payable for investor servicing fees (Note 2)	6,425
Payable for Trustee compensation and expenses (Note 2)	6,997
Payable for administrative services (Note 2)	526
Payable for distribution fees (Note 2)	967
Payable for variation margin on futures contracts (Note 1)	14,706
Payable for variation margin on centrally cleared swap contracts (Note 1)	502,355
Unrealized depreciation on OTC swap contracts (Note 1)	11,150,678
Premium received on OTC swap contracts (Note 1)	20,816,044
Unrealized depreciation on forward premium swap option contracts (Note 1)	172,684
Written options outstanding, at value (premiums $2,158,158) (Note 1)	2,981,837
TBA sale commitments, at value (proceeds receivable $42,538,828) (Note 1)	42,724,063
Other accrued expenses	141,186
Total liabilities	119,684,214

Net assets	$181,819,565

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$213,715,049
Total distributable earnings (Note 1)	(31,895,484)
Total — Representing net assets applicable to capital shares outstanding	$181,819,565

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($1,660,353 divided by 176,373 shares)	$9.41
Offering price per class A share (100/96.00 of $9.41)*	$9.80
Net asset value and offering price per class C share ($260,332 divided by 27,625 shares)	$9.42
Net asset value and offering price per class I share ($135,398,937 divided by 14,364,368 shares)	$9.43
Net asset value, offering price and redemption price per class R6 share ($1,016,806 divided by 107,849 shares)	$9.43
Net asset value, offering price and redemption price per class Y share ($43,483,137 divided by 4,613,965 shares)	$9.42

*On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Mortgage Opportunities Fund 37

Statement of operations Year ended 5/31/21

INVESTMENT INCOME
Interest (including interest income of $89,212 from investments in affiliated issuers) (Note 5)	$8,580,917
Total investment income	8,580,917

EXPENSES
Compensation of Manager (Note 2)	1,066,447
Investor servicing fees (Note 2)	36,623
Custodian fees (Note 2)	69,217
Trustee compensation and expenses (Note 2)	8,913
Distribution fees (Note 2)	8,402
Administrative services (Note 2)	4,539
Auditing and tax fees	143,183
Blue sky expense	83,954
Other	48,531
Fees waived and reimbursed by Manager (Note 2)	(528,462)
Total expenses	941,347
Expense reduction (Note 2)	(2,240)
Net expenses	939,107

Net investment income	7,641,810

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	3,939,206
Futures contracts (Note 1)	(129,495)
Swap contracts (Note 1)	(23,226,851)
Written options (Note 1)	4,348,380
Total net realized loss	(15,068,760)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	5,804,975
Futures contracts	36,629
Swap contracts	19,051,382
Written options	(1,173,563)
Total change in net unrealized appreciation	23,719,423

Net gain on investments	8,650,663

Net increase in net assets resulting from operations	$16,292,473

The accompanying notes are an integral part of these financial statements.

38 Mortgage Opportunities Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 5/31/21	Year ended 5/31/20
Operations
Net investment income	$7,641,810	$10,537,077
Net realized gain (loss) on investments	(15,068,760)	4,646,798
Change in net unrealized appreciation (depreciation) of investments	23,719,423	(45,208,804)
Net increase (decrease) in net assets resulting from operations	16,292,473	(30,024,929)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(71,679)	(202,543)
Class C	(8,515)	(9,740)
Class I	(5,219,114)	(19,146,660)
Class R6	(32,418)	—
Class Y	(1,834,798)	(1,900,746)
From return of capital
Class A	(1,300)	(3,995)
Class C	(154)	(192)
Class I	(94,624)	(377,635)
Class R6	(588)	—
Class Y	(33,265)	(37,489)
Increase (decrease) from capital share transactions (Note 4)	(81,832,884)	84,286,907
Total increase (decrease) in net assets	(72,836,866)	32,582,978

NET ASSETS
Beginning of year	254,656,431	222,073,453
End of year	$181,819,565	$254,656,431

The accompanying notes are an integral part of these financial statements.

Mortgage Opportunities Fund 39

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA

			Net realized and	Total from							Ratio of expenses to average	Ratio of net investment
	Net asset value,	Net investment	unrealized gain (loss)	investment	From net	From return	Total	Net asset value,	Total return at	Net assets, end of period	net assets excluding interest	income (loss) to average
Period ended	beginning of period	income (loss)[a]	on investments	operations	investment income	of capital	distributions	end of period	net asset value (%)[b]	(in thousands)	expense (%)[c,d]	net assets (%)[d]	Portfolio turnover (%)[e]
Class A
May 31, 2021	$9.01	.34	.39	.73	(.32)	(.01)	(0.33)	$9.41	8.19	$1,660.75		3.64	1,058
May 31, 2020†	10.51	.31	(1.11)	(.80)	(.69)	(.01)	(0.70)	9.01	(8.32)*	2,805	.71*	3.11*	1,311
Class C
May 31, 2021	$9.01	.28	.39	.67	(.26)	—[f]	(0.26)	$9.42	7.48	$260	1.50	2.93	1,058
May 31, 2020†	10.51	.24	(1.11)	(.87)	(.62)	(.01)	(0.63)	9.01	(8.91)*	337	1.40*	2.46*	1,311
Class I
May 31, 2021	$9.02	.37	.40	.77	(.35)	(.01)	(0.36)	$9.43	8.58	$135,399.47		3.94	1,058
May 31, 2020	10.46	.36	(1.08)	(.72)	(.71)	(.01)	(0.72)	9.02	(7.40)	196,765.47		3.50	1,311
May 31, 2019	10.73	.47	(.14)	.33	(.60)	—	(0.60)	10.46	3.25	222,073.47		4.41	1,012
May 31, 2018	10.08	.42	.31	.73	(.08)	—	(0.08)	10.73	7.27	274,480.47		4.07	1,372
May 31, 2017	9.46	.46	.45	.91	(.29)	—	(0.29)	10.08	9.67	31,109.56		4.62	1,065
Class R6
May 31, 2021#	$9.02	.38	.39	.77	(.35)	(.01)	(0.36)	$9.43	8.56	$1,017.51		4.01	1,058
Class Y
May 31, 2021	$9.02	.37	.39	.76	(.35)	(.01)	(0.36)	$9.42	8.46	$43,483.50		3.93	1,058
May 31, 2020†	10.51	.33	(1.11)	(.78)	(.70)	(.01)	(0.71)	9.02	(8.10)*	54,750	.48*	3.40*	1,311

* Not annualized.

# For the period June 1, 2020 (commencement of operations) to May 31, 2021.

† For the period July 1, 2019 (commencement of operations) to May 31, 2020.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects involuntary contractual expense limitations in effect during the period. As a result of such limitations, the expenses of each class reflect a reduction of the following amount (Note 2):

			Percentage of average net assets
	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Class A	0.27%	0.20%	N/A	N/A	N/A
Class C	0.27	0.20	N/A	N/A	N/A
Class I	0.27	0.22	0.21%	0.32%	1.21%
Class R6	0.27	N/A	N/A	N/A	N/A
Class Y	0.27	0.20	N/A	N/A	N/A

e Portfolio turnover includes TBA roll transactions.

f Represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

40 Mortgage Opportunities Fund	Mortgage Opportunities Fund 41

Notes to financial statements 5/31/21

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2020 through May 31, 2021.

Putnam Mortgage Opportunities Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to maximize total return consistent with what Putnam Management believes to be prudent risk. Total return is composed of capital appreciation and income. The fund invests mainly in mortgage-related fixed income securities and related derivatives that are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”). Under normal circumstances, the fund invests at least 80% of its net assets in mortgages, mortgage-related fixed income securities and related derivatives (i.e., derivatives used to acquire exposure to, or whose underlying securities are, mortgages or mortgage-related securities). The fund generally uses the net unrealized gain or loss, or market value, of mortgage-related derivatives for purposes of this policy, but may use the notional value of a derivative if that is determined to be a more appropriate measure of the fund’s investment exposure. This policy may be changed only after 60 days’ notice to shareholders. Putnam Management expects to invest in lower-rated, higher-yielding mortgage-backed securities, including nonagency residential mortgage-backed securities (which may be backed by non-qualified or “sub-prime” mortgages), commercial mortgage-backed securities, collateralized mortgage obligations (including interest only, principal only, and other prepayment derivatives), and agency mortgage-backed securities. The fund currently has significant investment exposure to commercial mortgage-backed securities. Non-agency (i.e., privately issued) securities typically are lower-rated and higher yielding than securities issued or backed by agencies such as Ginnie Mae, Fannie Mae or Freddie Mac. While Putnam Management’s emphasis will be on mortgage-backed securities, Putnam Management may also invest to a lesser extent in other types of asset-backed securities. Putnam Management may consider, among other factors, credit, interest rate, prepayment and liquidity risks, as well as general market conditions, when deciding whether to buy or sell investments. Putnam Management typically uses to a significant extent derivatives, including interest rate swaps, forward delivery contracts and total return swaps, options and swaptions on mortgage-backed securities and indices, for both hedging and non-hedging purposes, including to obtain or adjust exposure to mortgage-backed investments.

The fund offers class A, class C, class I, class R6 and class Y shares. The fund began offering class R6 shares on June 1, 2020. Class A shares are sold with a maximum front-end sales charge of 4.00%. Class A shares generally are not subject to a contingent deferred sales charge. Class I, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. Prior to March 1, 2021, class C shares generally converted to class A shares after approximately ten years. The expenses for class A and class C shares may differ based on the distribution fee of each class, which is identified in Note 2. Class I, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A and class C shares, but do not bear a distribution fee, and in the case of class I shares, has a lower investor servicing fee. Class I shares are intended for institutional and other investors who meet the $5,000,000 minimum investment and who are not purchasing through an intermediary. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

42 Mortgage Opportunities Fund

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk and for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

Mortgage Opportunities Fund 43

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, for hedging sector exposure and for gaining exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts for hedging credit risk, for hedging market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

44 Mortgage Opportunities Fund

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $23,753,253 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $23,637,000 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At May 31, 2021, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$13,164,534	$3,667,141	$16,831,675

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from realized built-in losses, from income on swap contracts, and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $8,188,069 to decrease distributions in excess of net investment income, $6,286,813 to decrease paid-in-capital and $1,901,256 to increase accumulated net realized loss.

Mortgage Opportunities Fund 45

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$22,873,878
Unrealized depreciation	(37,937,684)
Net unrealized depreciation	(15,063,806)
Capital loss carryforward	(16,831,675)
Cost for federal income tax purposes	$203,668,955

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the following annual rates:

0.550%	of the first $500 million of average net assets,
0.500%	of the next $500 million of average net assets
0.450%	of any excess thereafter

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.550% of the fund’s average net assets.

Putnam Management has contractually agreed, through September 30, 2022, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through September 30, 2022, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the fund’s investor servicing contract and acquired fund fees and expenses, but including payments under the fund’s investment management contract) would exceed an annual rate of 0.46% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $528,462 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class C and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class I shares paid a monthly fee based on the average net assets of class I shares at an annual rate of 0.01%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$879	Class R6	417
Class C	135	Class Y	21,081
Class I	14,111	Total	$36,623

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $2,240 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $123, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

46 Mortgage Opportunities Fund

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$5,211
Class C	1.00%	1.00%	3,191
Total			$8,402

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $92 from the sale of class A shares and received $1 in contingent deferred sales charges from redemptions of class C shares.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$1,724,454,750	$1,781,556,836
U.S. government securities (Long-term)	—	—
Total	$1,724,454,750	$1,781,556,836

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

			FOR THE PERIOD 7/1/19 (COMMENCEMENT
	YEAR ENDED 5/31/21		OF OPERATIONS) TO 5/31/20
Class A	Shares	Amount	Shares	Amount
Shares sold	89,274	$861,092	659,834	$6,927,603
Shares issued in connection with reinvestment of distributions	7,782	72,916	19,970	204,401
	97,056	934,008	679,804	7,132,004
Shares repurchased	(232,077)	(2,161,209)	(368,410)	(3,639,701)
Net increase (decrease)	(135,021)	$(1,227,201)	311,394	$3,492,303

			FOR THE PERIOD 7/1/19 (COMMENCEMENT
	YEAR ENDED 5/31/21		OF OPERATIONS) TO 5/31/20
Class C	Shares	Amount	Shares	Amount
Shares sold	13,230	$123,814	59,026	$612,586
Shares issued in connection with reinvestment of distributions	925	8,669	998	9,932
	14,155	132,483	60,024	622,518
Shares repurchased	(23,864)	(220,953)	(22,690)	(206,253)
Net increase (decrease)	(9,709)	$(88,470)	37,334	$416,265

Mortgage Opportunities Fund 47

	YEAR ENDED 5/31/21		YEAR ENDED 5/31/20
Class I	Shares	Amount	Shares	Amount
Shares sold	2,225,314	$21,327,905	8,782,146	$92,091,867
Shares issued in connection with reinvestment of distributions	384,317	3,615,327	915,875	9,461,123
	2,609,631	24,943,232	9,698,021	101,552,990
Shares repurchased	(10,061,925)	(93,001,505)	(9,105,614)	(88,009,684)
Net increase (decrease)	(7,452,294)	$(68,058,273)	592,407	$13,543,306

	YEAR ENDED 5/31/21
Class R6	Shares	Amount
Shares sold	144,035	$1,344,684
Shares issued in connection with reinvestment of distributions	3,507	33,006
	147,542	1,377,690
Shares repurchased	(39,693)	(375,672)
Net increase	107,849	$1,002,018

			FOR THE PERIOD 7/1/19 (COMMENCEMENT
	YEAR ENDED 5/31/21		OF OPERATIONS) TO 5/31/20
Class Y	Shares	Amount	Shares	Amount
Shares sold	305,913	$2,953,784	10,147,130	$105,703,074
Shares issued in connection with reinvestment of distributions	192,378	1,806,821	185,909	1,861,402
	498,291	4,760,605	10,333,039	107,564,476
Shares repurchased	(1,955,184)	(18,221,563)	(4,262,181)	(40,729,443)
Net increase (decrease)	(1,456,893)	$(13,460,958)	6,070,858	$66,835,033

At the close of the reporting period, four shareholders of record owned 9.5%, 11.2%, 26.1% and 27.5%, respectively, of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 5/31/20	cost	proceeds	income	of 5/31/21
Short-term investments
Putnam Short Term Investment Fund*	$47,503,886	$130,405,790	$144,528,239	$89,212	$33,381,437
Total Short-term investments	$47,503,886	$130,405,790	$144,528,239	$89,212	$33,381,437

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration, announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the date on which the applicable rate ceases to be published.

48 Mortgage Opportunities Fund

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$359,100,000
Purchased swap option contracts (contract amount)	$138,600,000
Written TBA commitment option contracts (contract amount)	$364,600,000
Written swap option contracts (contract amount)	$74,600,000
Futures contracts (number of contracts)	2,000
Centrally cleared interest rate swap contracts (notional)	$1,211,200,000
OTC total return swap contracts (notional)	$350,000
OTC credit default contracts (notional)	$144,900,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not accounted for as
hedging instruments under	Statement of assets and		Statement of assets and
ASC 815	liabilities location	Fair value	liabilities location	Fair value
Credit contracts	Receivables	$5,803,416	Payables	$27,028,399
Investments, Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	9,420,718*	Unrealized depreciation	8,689,595*
Total		$15,224,134		$35,717,994

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Options	Futures	Swaps	Total
Credit contracts	$—	$—	$(14,580,137)	$(14,580,137)
Interest rate contracts	12,947,787	(129,495)	(8,646,714)	$4,171,578
Total	$12,947,787	$(129,495)	$(23,226,851)	$(10,408,559)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Options	Futures	Swaps	Total
Credit contracts	$—	$—	$14,676,958	$14,676,958
Interest rate contracts	(1,362,418)	36,629	4,374,424	$3,048,635
Total	$(1,362,418)	$36,629	$19,051,382	$17,725,593

Mortgage Opportunities Fund 49

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	Total
Assets:
Centrally cleared interest rate swap contracts§	$—	$535,368	$—	$—	$—	$—	$—	$—	$—	$—	$535,368
OTC Total return swap contracts*#	—	—	—	—	1,211	54	—	32	—	—	1,297
OTC Credit default contracts - protection sold*#	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts - protection purchased*#	—	—	—	1,867,814	194,248	734,314	—	1,569,506	132,156	1,305,378	5,803,416
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—
Forward premium swap option contracts#	—	—	26,064	—	—	—	—	—	—	—	26,064
Purchased swap options**#	—	—	73	—	—	—	78,325	—	—	—	78,398
Purchased options**#	—	—	—	—	—	—	575,729	—	—	—	575,729
Total Assets	$—	$535,368	$26,137	$1,867,814	$195,459	$734,368	$654,054	$1,569,538	$132,156	$1,305,378	$7,020,272
Liabilities:
Centrally cleared interest rate swap contracts§	—	502,355	—	—	—	—	—	—	—	—	502,355
OTC Total return swap contracts*#	616	—	—	—	—	507	—	79	—	—	1,202
OTC Credit default contracts - protection sold*#	1,202	—	—	2,375,014	141,424	1,806,690	—	11,185,371	2,995,523	8,523,175	27,028,399
OTC Credit default contracts - protection purchased*#	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	14,706	—	—	14,706
Forward premium swap option contracts#	—	—	105,362	—	—	67,322	—	—	—	—	172,684
Written swap options#	—	—	137,689	—	—	—	2,054,735	—	—	—	2,192,424
Written options#	—	—	—	—	—	—	789,413	—	—	—	789,413
Total Liabilities	$1,818	$502,355	$243,051	$2,375,014	$141,424	$1,874,519	$2,844,148	$11,200,156	$2,995,523	$8,523,175	$30,701,183
Total Financial and Derivative Net Assets	$(1,818)	$33,013	$(216,914)	$(507,200)	$54,035	$(1,140,151)	$(2,190,094)	$(9,630,618)	$(2,863,367)	$(7,217,797)	$(23,680,911)
Total collateral received (pledged)†##	$—	$—	$(201,000)	$(507,200)	$—	$(1,094,000)	$(1,697,000)	$(9,630,618)	$(2,863,367)	$(7,217,797)
Net amount	$(1,818)	$33,013	$(15,914)	$—	$54,035	$(46,151)	$(493,094)	$—	$—	$—
Controlled collateral received (including TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA commitments)**	$—	$—	$(201,000)	$(604,000)	$—	$(1,094,000)	$(1,697,000)	$(9,726,000)	$(2,964,000)	$(7,351,000)	$(23,637,000)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $870,000 and $1,662,000, respectively.

Note 9: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

50 Mortgage Opportunities Fund	Mortgage Opportunities Fund 51

Federal tax information (Unaudited)

For the reporting period, a portion of the fund’s distribution represents a return of capital and is therefore not taxable to shareholders.

The Form 1099 that will be mailed to you in January 2022 will show the tax status of all distributions paid to your account in calendar 2021.

52 Mortgage Opportunities Fund

Mortgage Opportunities Fund 53

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of May 31, 2021, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer, Putnam Management	Putnam Investments and Putnam Management

Nancy E. Florek (Born 1957)	Denere P. Poulack (Born 1968)
Vice President, Director of Proxy Voting and Corporate Governance,	Assistant Vice President, Assistant Clerk,
Assistant Clerk, and Assistant Treasurer	and Assistant Treasurer
Since 2000	Since 2004

Michael J. Higgins (Born 1976)	Janet C. Smith (Born 1965)
Vice President, Treasurer, and Clerk	Vice President, Principal Financial Officer,
Since 2010	Principal Accounting Officer, and Assistant Treasurer
Since 2007
Jonathan S. Horwitz (Born 1955)	Head of Fund Administration Services,
Executive Vice President, Principal Executive Officer,	Putnam Investments and Putnam Management
and Compliance Liaison
Since 2004	Stephen J. Tate (Born 1974)
Vice President and Chief Legal Officer
Richard T. Kircher (Born 1962)	Since 2021
Vice President and BSA Compliance Officer	General Counsel, Putnam Investments,
Since 2019	Putnam Management, and Putnam Retail Management
Assistant Director, Operational Compliance,
Putnam Investments and Putnam Retail Management	Mark C. Trenchard (Born 1962)
Vice President
Since 2002
Director of Operational Compliance,
Putnam Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

54 Mortgage Opportunities Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Emerging Markets Equity Fund	Convertible Securities Fund
Focused Equity Fund	Diversified Income Trust
Focused International Equity Fund	Floating Rate Income Fund
International Capital Opportunities Fund	Global Income Trust
International Equity Fund	Government Money Market Fund*
Multi-Cap Core Fund	High Yield Fund
Research Fund	Income Fund
Money Market Fund†
Global Sector	Mortgage Opportunities Fund
Global Health Care Fund	Mortgage Securities Fund
Global Technology Fund	Short Duration Bond Fund
Ultra Short Duration Income Fund
Growth
Growth Opportunities Fund	Tax-free Income
Small Cap Growth Fund	Intermediate-Term Municipal Income Fund
Sustainable Future Fund	Short-Term Municipal Income Fund
Sustainable Leaders Fund	Strategic Intermediate Municipal Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
International Value Fund
Large Cap Value Fund	State tax-free income funds‡:
Small Cap Value Fund	California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania.

Mortgage Opportunities Fund 55

Absolute Return	Asset Allocation (cont.)
Fixed Income Absolute Return Fund	Putnam Retirement Advantage Maturity Fund
Multi-Asset Absolute Return Fund	Putnam Retirement Advantage 2065 Fund
Putnam Retirement Advantage 2060 Fund
Putnam PanAgora§	Putnam Retirement Advantage 2055 Fund
Putnam PanAgora Risk Parity Fund	Putnam Retirement Advantage 2050 Fund
Putnam Retirement Advantage 2045 Fund
Asset Allocation	Putnam Retirement Advantage 2040 Fund
Dynamic Risk Allocation Fund	Putnam Retirement Advantage 2035 Fund
George Putnam Balanced Fund	Putnam Retirement Advantage 2030 Fund
Putnam Retirement Advantage 2025 Fund
Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund	RetirementReady® Maturity Fund
Dynamic Asset Allocation Growth Fund	RetirementReady® 2065 Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

§ Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

56 Mortgage Opportunities Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Jonathan S. Horwitz
Putnam Investment	Kenneth R. Leibler, Chair	Executive Vice President,
Management, LLC	Liaquat Ahamed	Principal Executive Officer,
100 Federal Street	Ravi Akhoury	and Compliance Liaison
Boston, MA 02110	Barbara M. Baumann
	Katinka Domotorffy	Richard T. Kircher
Investment Sub-Advisor	Catharine Bond Hill	Vice President and BSA
Putnam Investments Limited	Paul L. Joskow	Compliance Officer
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Susan G. Malloy
	Manoj P. Singh	Vice President and
Marketing Services	Mona K. Sutphen	Assistant Treasurer
Putnam Retail Management
100 Federal Street	Officers	Denere P. Poulack
Boston, MA 02110	Robert L. Reynolds	Assistant Vice President, Assistant
	President	Clerk, and Assistant Treasurer
Custodian
State Street Bank	James F. Clark	Janet C. Smith
and Trust Company	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Legal Counsel		Principal Accounting Officer,
Ropes & Gray LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
Independent Registered	Proxy Voting and Corporate	Stephen J. Tate
Public Accounting Firm	Governance, Assistant Clerk,	Vice President and
PricewaterhouseCoopers LLP	and Assistant Treasurer	Chief Legal Officer

	Michael J. Higgins	Mark C. Trenchard
	Vice President, Treasurer,	Vice President
and Clerk

This report is for the information of shareholders of Putnam Mortgage Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In April 2021, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employees may invest in the Putnam Exchange Traded Funds (ETFs) with preclearing requirements for certain individuals (ii) All employees must hold Putnam ETFs in an approved Putnam broker (iii) All access persons must report Putnam ETF trades or holdings in the quarterly transaction report or annual holdings report.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

tr>

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

May 31, 2021	$132,419	$ —	$12,265	$ —
May 31, 2020	$128,653	$ —	$23,329	$ —

For the fiscal years ended May 31, 2021 and May 31, 2020, the fund's independent auditor billed aggregate non-audit fees in the amounts of $321,565 and $307,045 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

May 31, 2021	$ —	$309,300	$ —	$ —
May 31, 2020	$ —	$283,716	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 28, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 28, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: July 28, 2021